[FRONT COVER]

------------------------------------ Chubb      --------------------------------
------------------------------------ Investment --------------------------------
------------------------------------ FUNDS      --------------------------------


                                     Annual Report
                                     1996


                                     Money Market Fund

                                     Government Securities Fund

                                     Total Return Fund

                                     Tax-Exempt Fund

                                     Growth and Income Fund

                                     Capital Appreciation Fund

                                     Global Income Fund

                          CHUBB INVESTMENT FUNDS, INC.

                               One Granite Place
                          Concord, New Hampshire 03301

Dear Fellow Shareholders:

Nineteen ninety-six was another excellent year for owners of long-term financial assets. Most of the return came in the second half of the year as the bond market rallied, responding to evidence of moderate economic growth with low inflation; stock prices rose steadily, driven by cash flow into equity mutual funds. All of the Chubb Investment Funds' portfolios performed well, responding to our management style and the market's overall momentum.

While many of the economic conditions that drove last year's markets remain in place, 1997 is certain to provide its own unique investment opportunities. Currency and financial markets worldwide have been deregulated and are now truly global. Competition for investment capital is fierce, not only between companies but also between countries. Those countries which are able to maintain stable fiscal and monetary policies will be most attractive from an investment perspective.

Of the major industrialized countries, the United States stands at the forefront and its position is unlikely to be challenged for the foreseeable future. The European countries remain hampered by government bureaucracy and regulation that limits business expansion and new job opportunities. Japan is struggling under a tightly controlled financial system and a highly protected corporate sector, making them relatively less attractive from an investment perspective. Among emerging markets, East Asia and Latin America should continue to rapidly develop as long as the political environment remains stable and pro-business.

Overall, the market should continue to be fueled by pressures to increase individual savings. The baby boom population is aging and faces the challenge of funding an adequate retirement with possibly very little help from the social security system. All of this suggests that the steady flow of new cash by individuals into securities is going to continue. Looking forward, we expect to capitalize on these trends. Our investment strategy remains the same; we plan to invest your money in accordance with the prospectus to maximize return over the long term.

All of us at Chubb Investment Funds wish you a healthy and prosperous 1997.

                                                   Sincerely,

                                                   /s/ Michael O'Reilly

                                                   Michael O'Reilly
                                                   President
                                                   Chubb Investment Funds, Inc.

                      [This page intentionally left blank]

                            Chubb Money Market Fund
                            by Thomas J. Swartz, III
                           Chubb Asset Managers, Inc.

The investment objective of the Fund is to provide an investment vehicle that minimizes credit quality risk and net asset fluctuations. The Fund continues to meet this objective by investing in high quality short-term investment vehicles. Taking into account the narrow yield differential between U.S. Treasury bills and lesser quality alternative investments such as commercial paper, we continue to feel it is prudent to invest primarily in government and quasi-government securities.

The Fed Funds Rate has been stable at 5.25% since January 1996. Given the expected strong final Gross Domestic Product (GDP) number for the fourth quarter of 1996, there is presently some debate over whether the Federal Reserve Bank needs to ratchet up short-term rates in order to moderate the pace of economic growth to a level consistent with low inflation. However, there are factors supporting the slower growth in early 1997 as opposed to early 1996 prior to an economic acceleration. For example, bond yields and oil prices are now substantially higher than a year ago and banks' willingness to lend to consumers has lessened. If the Fed does make a pre-emptive move by raising short-term rates, we would anticipate incremental adjustments to the Fed funds rate, rather than dramatic moves, such as raising the discount rate.

An investment in the fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

                        Chubb Government Securities Fund
                               by Ned I. Gerstman
                           Chubb Asset Managers, Inc.


--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

        Comparison of Change in Value of $10,000 Investment in the Government Securities Fund and the Lehman Brothers Government Bond Index

     -------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS      1 YEAR      5 YEAR      INCEPTION
     -------------------------------------------------------------------
     GOVERNMENT SECURITIES FUND         0.12%       5.94%         8.57%
     -------------------------------------------------------------------
     LEHMAN BROS GOVT BOND INDEX        2.77%       6.88%         8.86%
     -------------------------------------------------------------------

                    Government Securities         Lehman Brothers
                              Fund                Gov't Bond Index
                    ---------------------         ----------------
                              9745                    10119
            1987              9745                    10119
                             10139                    10453
                             10291                    10551
                             10551                    10729
            1988             10591                    10830
                             10731                    10945
                             11536                    11825
                             11654                    11923
            1989             12124                    12372
                             11985                    12218
                             12419                    12646
                             12502                    12751
            1990             13202                    13451
                             13449                    13743
                             13583                    13928
                             14456                    14722
            1991             15311                    15511
                             14815                    15240
                             15542                    15842
                             16468                    16624
            1992             16450                    16631
                             17002                    17383
                             17503                    17885
                             17690                    18466
            1993             17978                    18404
                             17487                    17925
                             17298                    17647
                             17352                    17721
            1994             17377                    17783
                             18295                    18621
                             19307                    19775
                             19613                    20125
            1995             20417                    21045
                             20063                    20569
                             20095                    20667
                             20447                    21014
            1996             21068                    21628

--------------------------------------------------------------------------------
     Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Government Securities Fund (the "Fund") at its inception with a similar investment in the Lehman Brothers Government Bond Index. For the purpose of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

     The Lehman Brothers Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

     Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

We entered 1996 after a furious bond market rally during 1995 that resulted from slowing economic growth and continued moderate inflation. In response, the Federal Reserve had been easing monetary policy throughout 1995. It was expected that these trends would continue and result in lower interest rates for the coming year. Early in 1996 it became apparent that the economy, led by the housing sector, auto sales, low rates, strong employment growth and strong exports, had gained momentum. As a result, need for further Fed easing did not come to pass and interest rates responded by rising 75 basis points during the first quarter of 1996. After strong economic growth during the first half of the year, including a very strong 4.7% GDP in the second quarter, the rise in rates and waning demand resulted in growth slowing to 2.1% in the third quarter. Interest rates moved in a narrow range over the last three quarters, moving higher as evidence of stronger growth surfaced, and moving lower as signs of economic weakness materialized. By the end of 1996, rates were somewhat below the low end of that trading range. For the full year, the benchmark 10 year treasury yield rose 85 basis points.

                                                                       continued

While 1996 was not a great year for the bond market, our conservative intermediate maturity strategy and prudent security selection helped us to outperform (excluding sales charges) both the Lipper General and Intermediate U.S. Government bond fund averages for the third consecutive year, which had returns of 1.72% and 2.90%, respectively. Of course, past performance is no guarantee of future results and Lipper Averages exclude the effects of sales charges, which if included may have been compared differently.

Going into 1997, the bond market appears to be fairly valued. During 1996, inflation measures put in a mixed performance. Core measures of inflation actually fell during the year. On a year over year basis, core Consumer Price Index (CPI) fell from 3.0% to 2.6% and core Producer Price Index (PPI) fell sharply from 2.6% to 0.6%. Only a sharp rise in energy prices pushed the overall numbers higher. The employment cost index, closely watched by Alan Greenspan, the Fed Chairman, fell to 2.8% at the end of the third quarter, down from 3.2% at the end of last year. Gold, often viewed as an indicator of future inflation, fell to its lowest level in four years. By many of these comparisons, inflation still appears to be a falling trend and real inflation adjusted yields in the bond market seem historically attractive. The one negative on this front was the rise during the year in average hourly earnings due to the tight labor markets. But as long as growth stays below 2.5% on average over the coming quarters, those pressures should abate. Given our outlook for stable interest rates, the Government Securities Fund expects to be more heavily weighted in higher yield mortgage-backed securities whose returns should benefit in that environment.

                             Chubb Total Return Fund
                     by Robert Witkoff and Michael O'Reilly
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

               Comparison of Change in Value of $10,000 Investment
                 in the Total Return Fund, the S&P 500 Index and
                         the Lipper Balanced Fund Index

     -------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS      1 YEAR      5 YEAR      INCEPTION
     -------------------------------------------------------------------
     TOTAL RETURN FUND                 11.19%      11.08%       12.76%
     -------------------------------------------------------------------
     S&P 500 INDEX                     22.96%      15.18%       16.21%
     -------------------------------------------------------------------
     LIPPER BALANCED FUND AVERAGE      13.01%      11.13%       12.69%
     -------------------------------------------------------------------

                 Total Return        S & P 500      Lipper Balanced Fund
                    Fund              Index                Index
                 ------------        ---------      --------------------
         1987         9508             9917               10567
                      9757            10481               11021
                     10362            11173               11459
                     10112            11209               11523
         1988        10298            11553               11748
                     10693            12369               12223
                     11462            13458               13088
                     12504            14897               13861
         1989        12938            15201               14062
                     12930            14743               13733
                     13543            15666               14367
                     12406            13523               13205
         1990        12876            14729               14154
                     14012            16860               15628
                     14542            16823               15670
                     15245            17722               16661
         1991        16634            19197               17810
                     16590            18714               17600
                     16596            19070               17882
                     16962            19671               18449
         1992        17817            20657               19102
                     18658            21557               19980
                     18932            21659               20354
                     19712            22216               21085
         1993        20312            22731               21337
                     19753            21875               20650
                     19589            21970               20480
                     20002            23044               21064
         1994        19444            23039               20805
                     20910            25285               22050
                     23029            27677               23598
                     24521            29862               24869
         1995        25303            31643               25921
                     25765            33341               26797
                     26579            34837               27341
                     27032            35914               28058
         1996        29615            38908               29620

--------------------------------------------------------------------------------
     Commencement of operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Total Return Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index and the Lipper Balanced Fund Average. For the purpose of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

     The S&P 500 Index and Lipper Balanced Fund Average are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

     Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

It was a good year for both stocks and bonds. The Dow Jones Industrial Average was up 26.5% and interest rates declined. The underpinnings of the stock market's strength - low interest rates, rising profits and sustained economic growth - have not changed over the last two years. This has led to a record inflow of money into equity mutual funds and a favorable demand for stocks.

The stock market exhibited volitility throughout the year and the fourth quarter was no excpetion. The stock market rose for most of October and November, fell dramatically in early December, rallied late in the month and finally fell 2% on the last trading day. We used this volatility to make some adjustments in the stock portion of the Fund's portfolio. We added Burlington Northern and increased our holdings in Owens Illinois, Reebok and Singer. We eliminated Archer Daniels, May Department Stores, Canadian National and Imperial Tobacco. We continued the disciplined approach to managing the Fund by

                                                                       continued
investing in companies that are selling at a significant discount to the market averages as measured by earnings multiple, but also have above average growth prospects. We sell those stocks that no longer provide this discounted valuation. Please refer to pages 3 -4 for a complete listing of the Fund's investments.

The fixed income markets were well behaved during the last three months of 1996. Economic statistics indicating the economy was growing slowly and inflation was not increasing gave investors confidence that the Federal Reserve would not tighten monetary policy. Retail sales during the very important Christmas selling period were sluggish, but, in mid-December, conflicting evidence arose. Economic growth accelerated, as construction spending and exports increased. Following that, bonds retraced some earlier gains. These concerns continue as of this writing in mid-January. For the full year, bond returns were below equities and the Fund benefited from the decision to minimize bond holdings.

The re-election of President Clinton and the continuation of Republican control of the Senate and House of Representatives has given confidence to the securities markets that government initiatives of new spending will be subdued. Perhaps the budget might be in balance by 2002. Inflation and political trends are favorable for bonds; with the likelihood that economic growth will remain moderate, the fixed income portion of your Fund should continue to positively impact returns. Unless economic growth slows significantly, superior bond performance is unlikely. Given the maturity of this economic cycle and the marginal incremental yields offered by corporate bonds, emphasis continues to be on U.S. government securities.

We remain cautiously optimistic regarding the overall outlook for 1997. Moderate economic growth, benign inflation, fiscally conservative politics and stable Federal Reserve policy suggest a friendly securities environment. But much of this is already reflected in current prices. Nineteen ninety seven is likely to be volatile as minor cross currents temporarily impact investor psychology in major ways. It is an environment in which our disciplined value approach should reward shareholders.

Results for the Total Return Fund for the full year 1996 were excellent. The Fund returned 17.04% (excluding sales charges) versus 13.01% for the Lipper Balanced Fund Index. We ranked 35 out of 272 funds for 1996 and, very importantly, we were 18 out of 72 funds over the past five years.

                             Chubb Tax-Exempt Fund
               by Frederick W. Gaertner and Thomas J. Swartz, III
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

   Comparison of Change in Value of $10,000 Investment in the Tax-Exempt Fund
                  and the Lehman Brothers Municipal Bond Index

     -------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS      1 YEAR      5 YEAR      INCEPTION
     -------------------------------------------------------------------
     TAX-EXEMPT FUND                   0.90%        6.18%        8.10%
     -------------------------------------------------------------------
     LEHMAN BROS MUNICIPAL BOND        4.43%        7.28%        8.40%
     -------------------------------------------------------------------

                          Tax-Exempt        Lehman Brothers
                            Fund           Municipal Bond Index
                          ----------       --------------------
                            9841                 10145
              1987          9841                 10145
                           10101                 10490
                           10434                 10689
                           10836                 10967
              1988         11214                 11176
                           11221                 11254
                           12151                 11918
                           12003                 11930
              1989         12513                 12383
                           12343                 12433
                           12680                 12731
                           12520                 12744
              1990         13151                 13292
                           13415                 13597
                           13620                 13896
                           14147                 14438
              1991         14559                 14929
                           14650                 14974
                           15225                 15543
                           15611                 15652
              1992         15897                 15934
                           16585                 16523
                           17072                 17068
                           17676                 17649
              1993         17871                 17896
                           16998                 16913
                           17042                 17099
                           17079                 17217
              1994         16804                 16971
                           17926                 18171
                           18327                 18609
                           18653                 19143
              1995         19473                 19934
                           19268                 18995
                           19351                 19845
                           19782                 20299
              1996         20253                 20817

--------------------------------------------------------------------------------
     Commencement of Operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Tax-Exempt Fund (the "Fund") made at its inception with a similar investment in the Lehman Brothers Municipal Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

     The Lehman Brothers Municipal Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

     Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Municipal interest rates remained in a rather narrow range during 1996, after rising substantially in 1994 and declining just as dramatically during 1995. The Municipal Bond Buyer 20 yield increased by 22 basis points for the year to a closing yield of 5.66%. Municipal bonds outperformed long Treasury bonds during the year, as the long government bond yield rose 66 basis points to 6.64% at the close of 1996. The municipal market's low prices at the start of 1996 reflected investor concerns regarding tax reform and the Flat Tax, which were mainly in the news during the early primaries. We stated at the beginning of 1996 that uncertainty regarding tax reform had created opportunities in the municipal market, and that yields appeared attractive relative to inflation and compared to other fixed income investments on a tax adjusted basis.

The supply and demand picture for the municipal market became less favorable during 1996 than during the prior year. Municipal volume totaled $183 billion during 1996, an increase of 14% over

                                                                       continued

1995 and the fourth highest year on record. Much of the growth in issuance during 1996 was a result of increased refunding issuance. However, new issue volume was generally offset by maturities and redemptions. As a result, the total par value of outstanding municipal bonds remained unchanged during 1996, after declining during the two prior years. New issue volume during 1997 is expected to be close to the 1996 volume. Investor demand for municipal bonds has recently been soft. Direct household ownership of municipal bonds declined by $15 billion during the first three quarters of 1996, according to Federal Reserve data. Moreover, net inflows into tax-exempt mutual funds were basically flat during the year. The reduced retail demand reflected investor preference for equities over bonds due to a soaring stock market and lower yields in the wake of 1995's bond market rally. Looking forward, once investors believe they have adequately increased their exposure to equities, they may allocate more resources to other financial assets, including municipals.

During 1996, we continued to manage the Fund according to the principles that have historically contributed to our success. First, our investment commitments are "credit-driven," as we search for and identify value in the municipal marketplace. For example, we continue to overweight midwestern and Texas holdings, due to the favorable relative economic performance in both those regions. The Fund maintained its commitment to high quality state housing bonds with attractive current yields, which helped to bolster performance during the past year's challenging market environment. Given the narrow yield differential between higher and lower rated credits, our new purchases during 1996 were concentrated in the higher rated AA and AAA categories, and many are insured. Chubb also leverages its presence as a major tax-exempt institutional investor to access and utilize the product, research and market-making capabilities of the major institutional dealers in the marketplace. Through the application of these investment principles, we strive to deliver the competitive total returns that our shareholders have enjoyed to date.

The Fund's higher coupon profile and relatively short maturity structure positioned it well during a rather challenging year for the fixed income markets. The Fund's 4.0% rate of return (excluding sales charges) for 1996 exceeded the 3.3% Lipper General Municipal Bond Fund average. Our annual return for the past year was below the 4.43% annual performance of the Lehman Municipal Bond Index. However, it should be noted that the Lehman Index is difficult to measure for all municipal funds, because it includes no operating expenses and transaction costs and is always fully invested.

Note: Income from the Fund may be subject to state and local taxes and the alternative minimum tax for certain investors.

                           Chubb Growth & Income Fund
                     by Robert Witkoff and Michael O'Reilly
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]


           Comparison of Change in Value of $10,000 Investment in the Growth & Income Fund and the S&P 500 Index


     -------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS      1 YEAR      5 YEAR      INCEPTION
     -------------------------------------------------------------------
     GROWTH & INCOME FUND              16.36%       13.18%      14.15%
     -------------------------------------------------------------------
     S&P 500 INDEX                     22.96%       15.18%      16.21%
     -------------------------------------------------------------------

                           Growth & Income Fund    S&P 500 Index
                           --------------------    -------------
                                  9490                 9917
            1987                  9490                 9917
                                  9633                10481
                                 10351                11173
                                  9660                11209
            1988                  9910                11553
                                 10577                12369
                                 11339                13458
                                 12707                14897
            1989                 13132                15201
                                 13234                14743
                                 13900                15666
                                 12287                13523
            1990                 12698                14729
                                 14007                16860
                                 14731                16823
                                 15486                17722
            1991                 16925                19197
                                 17201                18714
                                 16786                19070
                                 16913                19671
            1992                 18083                20657
                                 18955                21557
                                 19110                21659
                                 19958                22216
            1993                 20839                22731
                                 20241                21875
                                 20012                21970
                                 20712                23044
            1994                 19932                23039
                                 21605                25285
                                 24358                27677
                                 26463                29862
            1995                 27011                31643
                                 27752                33341
                                 29061                34837
                                 29657                35914
            1996                 33089                38908

--------------------------------------------------------------------------------
     Commencement of Operations December 1, 1987. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Growth and Income Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

     The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

It was another great year for the financial markets. Stocks advanced across the board with the Dow Jones Industrials Average (DJIA) up 26.5%, the Standard & Poor's (S&P) 500 up 22.96%, and the NASDAQ composite up 21.5%. The story is "old-hat" by now, but the underpinnings of the market's strength have basically not changed over the last two years; declining short term rates supported by low long term rates, sustained economic non-inflationary growth, and rising corporate profits. This favorable economic climate has led to a record inflow of money into equity mutual funds and a favorable demand for stocks. Combined, they have helped the market achieve many new record highs. The DJIA, which toppled two thousand point milestones (4000 and 5000) last year surpassed the 6000 this year and 6500 just a month later. This two year appreciation (68.2%) stands up against many of the best of this century. Even more impressive for stocks is how this was achieved with no real help from the bond market.


                                                                       continued

During the fourth quarter, the stock markets rose for most of October and November, fell dramatically in early December, rallied late in the month to erase the decline and finally fell close to 2% on the last trading day. Employing the same disciplined approach to managing, the Fund we used this volatility to make some adjustments in the Fund's composition. We sought out and added companies selling at a significant discount to the broad market averages on their earnings multiple yet with above average future growth prospects including: Black & Decker, PMI Group, Great Atlantic & Pacific (A&P), Equitable and UCAR. We sold those positions that no longer provided a discounted valuation including: Archer Daniels, Atlantic Richfield, May Department Stores, Canadian National and Whirlpool. Please refer to pages 9-10 for a complete listing of the Fund's investments.

Despite the change in Fund managers, the investment tenets and approach taken by the Fund will not change. We will stick to 35-40 equally weighted large capitalization stocks, stay fully invested, and minimize our exposure to any one sector. We believe that this focused value approach should continue to reward our shareholders with above average performance over the long-term.

                        Chubb Capital Appreciation Fund
                               by Robert Witkoff
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

       Comparison of Change in Value of $10,000 Investment in the Capital Appreciation Fund, the S&P 500 Index and the Lipper Equity Mid Cap Index

          ------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS      1 YEAR     INCEPTION
          ------------------------------------------------------
          CAPITAL APPRECIATION FUND         21.12%      19.39%
          ------------------------------------------------------
          S&P 500 INDEX                     22.96%      25.82%
          ------------------------------------------------------
          LIPPER EQUITY MID-CAP AVERAGE     16.28%      16.38%
          ------------------------------------------------------

        Capital Appreciation       S&P 500     Lipper Equity
                 Fund               Index      Mid-Cap Index
        --------------------        -----      -------------
                9497                10000          10000
09/95           9497                10422          10314
                9525                10385          10074
                9839                10840          10363
12/95           9933                11049          10445
               10086                11200          10547
               10096                11400          10982
03/96          10239                11642          11201
               10526                11800          11825
               10764                11900          12209
06/96          10946                12164          11802
               10440                12200          10754
               10803                12350          11384
09/96          11137                12540          12090
               11634                12900          11836
               12312                13300          12289
12/96          12668                13585          12224

--------------------------------------------------------------------------------

     Commencement of Operations September 1, 1995. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Capital Appreciation Fund (the "Fund") at its inception with a similar investment in the S&P 500 Index and the Lipper Equity Mid Cap Average. For the purposes of this graph and the accompanying table, the average annual total return for the fund reflects all recurring expenses (advisory fees, account fees) and a maximum 5% sales load, and includes the reinvestment of all dividends and distributions.

     The S&P 500 Index and the Lipper Equity Mid Cap Average are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

     Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Nineteen-ninety six was an excellent year for the Capital Appreciation Fund. The Fund's total return (excluding sales charges) for the year was 27.53% compared to 22.96% for the S&P 500 and 16.28% for the Lipper Equity Mid-Cap Average. This yearly performance placed us 10th out of 168 mid-cap funds that Lipper monitors.

Overall, it was a great year for the financial markets. The stock market finally got some support from the bond market and investors continued to respond favorably to lower interest rates, low inflation, moderate growth, and decent corporate profits.


                                                                       continued

The fourth quarter stock market performance was very typical of the entire year. Tremendous volatility and abrupt changes in market sentiment with a mostly upward bias. The overall market rose early in October and November, fell for most of December, rallied late in the month and fell close to 2% on the last trading day.

A further breakdown in the fourth quarter reveals many interesting trends in investors stock selection. Clearly, bigger was better as the higher capitalization weighted DJIA and S&P 500, outperformed the smaller Midcap and Nasdaq Composites. Investors revealed their cautiousness in selecting the liquidity and perceived security in these stocks. In regards to sector analysis no real patterns emerged. The best industries were semiconductor capital equipment, semiconductor, toys brokerage, and home building. The laggards were retail building, supply, advertising, hotel/gaming, metals and mining, and chemicals.

We again took advantage of the market volatility to make various changes in the portfolio. We divested our positions in Asia Pulp and Paper, Hanson, King World, Life Re, Millennium Chemicals, and PHH. We experienced our second takeover this year and subsequently eliminated our position in Pioneer Financial Services. We selectively added to existing holdings and took new positions in Alumax, Bard, Beverly Enterprises, International Multifoods, Living Centers of America, and Northeast Utilities. Please refer to pages 11-12 for a complete listing of Fund's investments. We focused on stocks with solid future prospects, selling appreciably below their year highs, with discounted valuations. Accordingly, we continue to believe that disciplined individual stock selection should continue to reward long term investors.

                            Chubb Global Income Fund
                BY ROGER C. P. BROOKHOUSE AND MARJORIE D. RAINES
                           Chubb Asset Managers, Inc.

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

    Comparison of Change in Value of $10,000 Investment in the Global Income Fund, the Salomon World Govt Bond Index, and the Lipper Global Fund Index

          ------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS      1 YEAR     INCEPTION
          ------------------------------------------------------
          GLOBAL INCOME FUND                 2.73%       4.55%
          ------------------------------------------------------
          SALOMON WORLD GOVT BOND INDEX      3.62%       6.72%
          ------------------------------------------------------
          LIPPER GLOBAL FUND AVERAGE        10.40%       9.77%
          ------------------------------------------------------

           Global Income       Salomon Brothers          Lipper Global Fund
              Fund          World Gov't Bond Index            Index
           -------------    ----------------------       ------------------
               9699                 10000                     10000
   09/95       9634                 10223                     10153
               9748                 10300                     10170
               9861                 10416                     10200
   12/95      10016                 10525                     10215
               9943                 10450                     10220
               9826                 10400                     10230
   03/96       9795                 10328                     10248
               9830                 10287                     10300
               9842                 10289                     10400
   06/96       9888                 10370                     10470
              10064                 10568                     10550
              10107                 10610                     10700
   09/96      10202                 10653                     10880
              10387                 10852                     11000
              10626                 10995                     11200
   12/96      10612                 10906                     11313

--------------------------------------------------------------------------------
     Commencement of Operations September 1, 1995. Past performance is not predictive of future performance.

     This graph compares an initial $10,000 investment made in the Chubb Global Income Fund (the "Fund") at its inception with a similar investment in the Salomon World Govt Bond Index and the Lipper Global Fund Average. For the purposes of this graph and the accompanying table, the average annual total return for the fund reflects all recurring expenses (advisory fees, account fees) and a maximum 3% sales load, and includes the reinvestment of all dividends and distributions.

     The Salomon World Govt Bond Index and the Lipper Global Fund Average are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

     Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The final quarter of 1996 saw a continued recovery in bond markets from their sharp first quarter US-lead set back, albeit, tempered in late November by cautionary remarks about "irrational exuberance" from the Federal Reserve Board chairman. High-yielding European markets such as Spain and Italy performed best as their yields dropped to converge with core European markets, while German bonds ended the year at generally new highs. This reflected slower growth and lower inflation than had been widely forecasted, in part a consequence of tightening fiscal policies ahead of European monetary union in 1998. The policy of locking in high yields at longer maturities while accepting short-term volatility rewarded shareholders. Having been cautious earlier, maturities of Japanese bonds were extended as the rally in prices commenced when it became clear that the economic recovery

                                                                       continued
was weakening after a false high growth start. A long position was also taken in Australia to exploit similar conditions. The US and the UK did not perform as well with the latter just returning to its January level by year-end and the former making up only part of the ground reflecting relatively healthy growth without the feared inflation.

The Fund benefited from the currency strategy which continued to emphasize the US dollar and the UK pound sterling, where the weight was increased in the closing months of 1996. Both currencies appreciated strongly reflecting the effect of falling interest rates on the currencies of slower growth countries.

The investment strategy for first quarter 1997 remains broadly unchanged. The managers' view inflation posing a negligible threat, which may lessen further in an environment of generally weak growth and widespread spare capacity. As a result of more settled conditions accompanied with the higher yields in emerging markets, the Fund experts to take from convergent higher-yielding European investments and increasing the weighting of dollar denominated emerging market securities.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION


                               MONEY MARKET FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++


[PLOT POINTS FOR PIE CHART]

                        Short-Term Obligations  98.45%
                        Cash                     1.55%



     PORTFOLIO QUALITY                    DOLLAR WEIGHTED AVERAGE MATURITY

                                        % OF
          RATING                     PORTFOLIO         RATING          DAYS
           AAA                        100.00%            AAA          44.75


                         DOLLAR WEIGHTED AVERAGE COUPON
                                     5.00%

--------------------------------------------------------------------------------



                           GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++


[PLOT POINTS FOR PIE CHART]

                 U.S. Government and Agency Obligations  99.44%
                 Cash                                     0.56%


DOLLAR WEIGHTED AVERAGE MATURITY                  DOLLAR WEIGHTED AVERAGE COUPON
             YEARS

             20.82                                            8.34%


       PORTFOLIO DURATION                               30 DAY SEC YIELD
             YEARS
             5.18                                             6.53%


--------------------------------------------------------------------------------

++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION-Continued


                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++


[PLOT POINTS FOR PIE CHART]

              Common Stock                                  68.11%
              Cash                                           2.33%
              U.S. Government and Agency Obligations        29.56%


                                            % OF
TOP TEN EQUITIES                         PORTFOLIO

Owens-Illinois, Inc.                       3.28%
Reebok International, Ltd.                 2.74%
Mellon Bank Corp.                          2.54%
Philip Morris Companies, Inc.              2.52%
Progressive Corp.                          2.41%
Tektronix, Inc.                            2.35%
Merrill Lynch & Co., Inc.                  2.33%
Avnet, Inc.                                2.27%
Singer Co., N.V.                           2.25%
Chase Manhattan Corp.                      2.23%


                                            % OF
TOP TEN INDUSTRIES                       PORTFOLIO

Banking                                    8.52%
Insurance                                  7.69%
Electronics                                4.45%
Food Processing                            4.34%
Financial Services                         4.02%
Building Materials                         3.89%
Automotive Parts & Accessories             3.89%
Packaging & Containers                     3.28%
Automotive Manufacturing                   3.02%
Textiles & Apparel                         2.74%

--------------------------------------------------------------------------------


                                TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

[PLOT POINTS FOR PIE CHART]

                     Municipal Bonds          98.41%
                     Cash                      1.59%

      PORTFOLIO QUALITY                      DOLLAR WEIGHTED AVERAGE MATURITY
                                                         YEARS
                        % OF                             14.92
RATING               PORTFOLIO
  AAA                  31.79%                     PORTFOLIO DURATION
  AA                   27.23%                           YEARS
   A                   28.59%                           6.03
  BBB                   5.31%
   B                    7.08%                     30 DAY SEC YIELD
                                                       4.19%

--------------------------------------------------------------------------------

++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION-Continued

                             GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

[PLOT POINTS FOR PIE CHART]

                           Common Stock     99.28%
                           Cash              0.72%

                                            % OF
TOP TEN EQUITIES                         PORTFOLIO

Owens-Illinois, Inc.                       3.78%
Merrill Lynch & Co., Inc.                  3.42%
Mellon Bank Corp.                          3.20%
Reebok International, Ltd.                 3.13%
Old Republic International Corp.           3.04%
Progressive Corp.                          3.04%
The PMI Group, Inc.                        3.04%
Chase Manhattan Corp.                      3.03%
Singer Co., N.V.                           2.96%
KeyCorp                                    2.94%

                                            % OF
TOP TEN INDUSTRIES                       PORTFOLIO

Banking                                   14.67%
Insurance                                 13.83%
Financial Services                         5.86%
Electronics                                5.44%
Food Processing                            5.06%
Automotive Manufacturing                   4.86%
Building Materials                         4.27%
Mining & Metals                            4.23%
Automotive Parts & Accessories             4.13%
Packaging & Container                      3.78%

--------------------------------------------------------------------------------


                           CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++


[PLOT POINTS FOR PIE CHART]

                         Common Stock        97.01%
                         Cash                 2.99%

                                            % OF
TOP TEN EQUITIES                         PORTFOLIO

Singer Company, N.V.                       3.27%
Owens-Illinois, Inc.                       3.22%
Living Centers of America, Inc.            3.20%
Lehman Brothers Holding, Inc.              3.14%
Cagle's, Inc. - Class A                    3.09%
BancTec, Inc.                              2.85%
Ball Corp.                                 2.80%
International Multifoods Corp.             2.79%
Black & Decker Corp.                       2.78%
Security-Connecticut Corp.                 2.75%

                                            % OF
TOP TEN INDUSTRIES                       PORTFOLIO

Food Processing                           12.43%
Insurance                                 12.19%
Financial Services                         7.66%
Packaging & Containers                     6.02%
Health Services                            5.75%
Transportation - Shipping                  5.47%
Building Materials                         4.95%
Medical Supplies                           4.89%
Electrical Equipment                       4.40%
Mining & Metals                            4.15%

--------------------------------------------------------------------------------

++ Represents market value of investments plus uninvested cash.

CHUBB INVESTMENT FUNDS, INC.
PORTFOLIO COMPOSITION-Continued

                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                 % OF PORTFOLIO

[PLOT POINTS FOR PIE CHART]

              U.S. and Foreign Government Obligations      66.46%
              Cash                                          9.80%
              Corporate Bonds                              23.74%
                                            % OF
TOP TEN COUNTRIES                        PORTFOLIO

United States                             26.37%
Germany                                   16.30%
United Kingdom                             9.66%
Italy                                      8.15%
Spain                                      7.16%
Netherlands                                6.30%
Canada                                     5.08%
Brazil                                     4.27%
Portugal                                   3.98%
Japan                                      3.82%

PORTFOLIO DURATION                 DOLLAR WEIGHTED AVERAGE MATURITY
     YEARS                                     YEARS
     6.72                                      8.34

--------------------------------------------------------------------------------

++ Represents market value of investments plus uninvested cash.

                      [This page intentionally left blank]

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB MONEY MARKET FUND
December 31, 1996

                                                                       Market
                                                     Principal         Value
                                                       Value          (Note B)
                                                     ---------        --------

SHORT-TERM OBLIGATIONS-98.54%

Federal Farm Credit Bank Discount Note, 5.200%,
  due 02/12/97 ....................................    $4,000,000     $3,975,733
Federal Home Loan Bank Discount Note, 5.270%,
  due 01/30/97 ....................................       400,000        398,302
U.S. Treasury Bill, 4.850%, due 02/13/97 ..........     2,900,000      2,883,200
U.S. Treasury Bill, 4.840%, due 03/06/97 ..........     1,480,000      1,467,266
                                                                      ----------


   TOTAL INVESTMENTS
    (Cost $8,724,501*) ............................         98.54%     8,724,501

Other assets, less liabilities ....................          1.46        129,515
                                                       ----------     ----------

   TOTAL NET ASSETS ...............................        100.00%    $8,854,016
                                                       ==========     ==========






----------
*Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GOVERNMENT SECURITIES FUND
December 31, 1996


                                                                                                  Market
                                                                                    Principal      Value
                                                                                      Value      (Note B)
                                                                                 ---------    -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-98.65%

Federal Home Loan Mortgage Corporation, CMO,
  Series 1058-H, 8.000%, due 04/15/21 .......................................  $  707,032    $   722,328
Federal National Mortgage Association, Pool #294290,
  9.000%, due 07/01/01 ......................................................      28,836         30,214
Federal National Mortgage Association, Pool #282883,
  7.000%, due 05/01/24 ......................................................     205,450        201,277
Federal National Mortgage Association, Pool #306175,
  7.000%, due 01/01/25 ......................................................   3,149,062      3,085,095
Government National Mortgage Association, Pool #166009,
  9.000%, due 06/15/16 ......................................................     101,011        106,567
Government National Mortgage Association, Pool #780339,
  8.000%, due 12/15/23 ......................................................   1,358,158      1,393,849
Government National Mortgage Association, Pool #402766,
  8.000%, due 08/15/25 ......................................................   1,463,804      1,494,910
Kidder Peabody Acceptance Corporation, CMO,
  Series 20-D, 9.900%, due 10/01/18 .........................................     104,398        107,118
U.S. Treasury Bond, 10.375%, due 11/15/12 ...................................   3,125,000      4,026,366
U.S. Treasury Note, 6.750%, due 04/30/00 ....................................     200,000        203,875
U.S. Treasury Note, 6.125%, due 09/30/00 ....................................     550,000        549,828
U.S. Treasury Note, 8.000%, due 05/15/01 ....................................     300,000        320,625
U.S. Treasury Note, 6.625%, due 07/31/01 ....................................     200,000        203,250
U.S. Treasury Note, 6.250%, due 02/15/03 ....................................     200,000        199,875
                                                                                             -----------


   TOTAL INVESTMENTS
    (Cost $12,605,865*) .....................................................       98.65%    12,645,177

Other assets, less liabilities ..............................................        1.35        173,273
                                                                               ----------    -----------

   TOTAL NET ASSETS .........................................................      100.00%   $12,818,450
                                                                               ==========    ===========

----------
*Aggregate cost for Federal income tax purposes


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TOTAL RETURN FUND
December 31, 1996


                                                                                 Number         Market
                                                                                   of           Value
Company                                                                          Shares        (Note B)
-------                                                                          ------        --------

COMMON STOCK-67.49%

              Aerospace - Defense-1.47%
General Motors Corp., Class H ...............................................        8,100   $  455,625
                                                                                             ----------

           Automotive Manufacturing-2.99%
Chrysler Corp. ..............................................................       15,200      501,600
Ford Motor Co. ..............................................................       13,400      427,125
                                                                                             ----------
                                                                                                928,725
                                                                                             ----------

        Automotive Parts & Accessories-3.86%
Borg-Warner Automotive, Inc. ................................................       13,900      535,150
Cummins Engine, Inc. ........................................................       14,400      662,400
                                                                                             ----------
                                                                                              1,197,550
                                                                                             ----------

                    Banking-8.45%
Chase Manhattan Corp. .......................................................        7,700      687,225
First Chicago NBD Corp. .....................................................       10,860      583,725
KeyCorp .....................................................................       11,327      572,014
Mellon Bank Corp. ...........................................................       11,000      781,000
                                                                                             ----------
                                                                                              2,623,964
                                                                                             ----------

              Building Materials-3.86%
Lafarge Corp. ...............................................................       29,500      593,688
Owens Corning ...............................................................       14,200      605,275
                                                                                             ----------
                                                                                              1,198,963
                                                                                             ----------

                   Chemicals-0.05%
Millennium Chemicals, Inc.+ .................................................          964       17,111
                                                                                             ----------

                  Electronics-4.41%
Philips Electronics, N.V ....................................................       16,200      648,000
Tektronix, Inc. .............................................................       14,100      722,625
                                                                                             ----------
                                                                                              1,370,625
                                                                                             ----------

              Financial Services-3.98%
Merrill Lynch & Co., Inc. ...................................................        8,800      717,200
PaineWebber Group, Inc. .....................................................       18,450      518,906
                                                                                             ----------
                                                                                              1,236,106
                                                                                             ----------

                                                                                  Number         Market
                                                                                    of           Value
Company                                                                           Shares        (Note B)
-------                                                                           ------        --------

                Food Processing-4.30%
IBP, Inc. ...................................................................       23,000   $  557,750
Philip Morris Companies, Inc. ...............................................        6,900      777,113
                                                                                             ----------
                                                                                              1,334,863
                                                                                             ----------

            Forest Products & Paper-1.83%
Asia Pulp & Paper Co., Ltd.,
  ADR+ ......................................................................       50,100      569,888
                                                                                             ----------

               Holding Companies-0.29%
Hanson, PLC, ADR ............................................................       13,500       91,125
                                                                                             ----------

             Household Appliances-2.23%
Singer Co., N.V .............................................................       31,000      693,625
                                                                                             ----------

                   Insurance-7.62%
LaSalle Re Holdings, Ltd. ...................................................       20,000      585,000
Old Republic International
   Corp .....................................................................       22,200      593,850
Progressive Corp. ...........................................................       11,000      741,125
W.R. Berkley Corp. ..........................................................        8,800      446,600
                                                                                             ----------
                                                                                              2,366,575
                                                                                             ----------

              Metal Fabrications-1.91%
Carpenter Technology Corp. ..................................................       16,200      593,325
                                                                                             ----------

                Mining & Metals-1.84%
Cyprus Amax Minerals Co. ....................................................       24,500      572,687
                                                                                             ----------

                Oil - Domestic-1.71%
Atlantic Richfield Co. ......................................................        4,000      530,000
                                                                                             ----------

              Oil - International-1.59%
YPF Sociedad Anonima, S.A.,
  ADR .......................................................................       19,500      492,375
                                                                                             ----------

                Oil - Refining-1.92%
Ultramar Diamond Shamrock
  Corp ......................................................................       18,900      597,712
                                                                                             ----------

            Packaging & Containers-3.25%
Owens-Illinois, Inc.+ .......................................................       44,400    1,010,100
                                                                                             ----------

----------
+ Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TOTAL RETURN FUND--(Continued)
December 31, 1996


                                                   Number      Market
                                                     of        Value
Company                                            Shares     (Note B)
-------                                            ------     --------
COMMON STOCK-Continued
              Retail - Specialty-1.66%
Circuit City Stores, Inc. ...................................................       17,100   $  515,137
                                                                                             ----------

              Shipping & Freight-1.69%
Federal Express Corp.+ ......................................................       11,800      525,100
                                                                                             ----------

         Technology - Semiconductors-2.25%
Avnet, Inc. .................................................................       12,000      699,000
                                                                                             ----------

              Textiles & Apparel-2.72%
Reebok International, Ltd. ..................................................       20,100      844,200
                                                                                             ----------

        Transportation - Rail & Truck-1.61%
Burlington Northern Santa Fe ................................................        5,800      500,975
                                                                                             ----------

   TOTAL COMMON STOCK
    (Cost $15,777,513) ......................................................                20,965,356
                                                                                             ----------


                                                                                                Market
                                                                                Principal       Value
                                                                                  Value        (Note B)
                                                                                ---------      --------

U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS-29.29%

U.S. Treasury Note, 6.250%,
  due 02/15/03 ..............................................................   $ 3,750,000    $ 3,747,656
U.S. Treasury Note, 7.250%,
  due 08/15/04 ..............................................................     2,900,000      3,054,063
U.S. Treasury Note, 7.875%,
  due 11/15/04 ..............................................................       700,000        764,093
U.S. Treasury Note, 6.875%,
  due 05/15/06 ..............................................................     1,000,000      1,031,250
U.S. Treasury Note, 6.500%,
  due 10/15/06 ..............................................................       500,000        502,968
                                                                                               -----------


   TOTAL U.S. GOVERNMENT AND
    AGENCY OBLIGATIONS
    (Cost $9,187,860) .......................................................                    9,100,030
                                                                                               -----------

   TOTAL INVESTMENTS
    (Cost $24,965,373*) .....................................................         96.78%    30,065,386

Other assets, less liabilities...............................................          3.22        998,713
                                                                                -----------    -----------

   TOTAL NET ASSETS .........................................................        100.00%   $31,064,099
                                                                                ===========    ===========

----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing security.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND
December 31, 1996

                                                                                                Market
                                                                                Principal       Value
                                                                                  Value        (Note B)
                                                                                ---------      --------

MUNICIPAL OBLIGATIONS-96.99%

                               Alaska-3.60%
Anchorage, Alaska, Hospital Revenue, (Sisters of Providence Project),
  Series 1991, 6.750%, due 10/01/02+ ........................................   $  150,000   $  164,689
North Slope Borough, Alaska, General Obligation, Zero Coupon,
  Eff. Yield 4.750%, due 06/30/04 ...........................................      550,000      377,868
                                                                                             ----------
                                                                                                542,557
                                                                                             ----------

                              Colorado-0.75%
Platte River Power Authority, Colorado, Power Revenue,
  Series AA, 6.875%, due 06/01/16+ ..........................................      110,000      112,709
                                                                                             ----------

                             Connecticut-1.18%
Connecticut State, General Obligation, Series C, 7.000%,
  Prerefunded to 09/15/00 at 102+ ...........................................      160,000      177,081
                                                                                             ----------

                        District of Columbia-8.77%
District of Columbia, Cert. of Participation, 7.300%, due 01/01/13+ .........      300,000      310,820
District of Columbia, Series 93-A, Refunding, 5.875%, due 06/01/05 ..........      500,000      498,658
District of Columbia, Series A-3, 5.500%, due 06/01/06 ......................      250,000      240,918
Metropolitan Washington Airport Authority Revenue Bonds,
  Series 92A, MBIA Insured, 6.500%, due 10/01/07+ ...........................      250,000      270,320
                                                                                             ----------
                                                                                              1,320,716
                                                                                             ----------

                               Georgia-2.50%
Cartersville, Georgia Development Authority, Water & Wastewater
  Facilities-Anheuser Busch, AMT, 6.750%, due 02/01/12+ .....................      250,000      270,652
Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue,
  Series K, 7.250%, due 07/01/10+ ...........................................      100,000      105,637
                                                                                             ----------
                                                                                                376,289
                                                                                             ----------

                              Illinois-7.56%
Cook County, Illinois, General Obligation, MBIA Insured, Series 1990,
  7.000%, due 11/01/99 ......................................................      150,000      161,015
Illinois Housing Development Authority, Residential Mortgage Revenue, AMT,
  Series B, 7.750%, due 08/01/23+ ...........................................       55,000       56,874
Illinois State Sales Tax Revenue, 6.800%, Prerefunded to
  06/15/00 at 102+ ..........................................................      150,000      164,305
Illinois State Toll Highway, Series 92A, 6.375%, due 01/01/15+ ..............      350,000      365,583
Metropolitan Pier & Exposition Authority, Illinois, 6.500%, Prerefunded to
  06/15/03 at 102+ ..........................................................      345,000      385,156
Metropolitan Pier & Exposition Authority, Illinois, 6.500%,
  Unrefunded Balance, due 06/15/27+ .........................................        5,000        5,456
                                                                                             ----------
                                                                                              1,138,389
                                                                                             ----------

----------
+ Issued with call provisions.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(Continued)
December 31, 1996

                                                                                                Market
                                                                                Principal       Value
                                                                                  Value        (Note B)
                                                                                ---------      --------

                               Indiana-7.77%
Indiana Bond Bank, Revenue, State Revolving Fund,
  6.000%, due 02/01/15+ .....................................................   $   500,000   $  514,467
Indiana Municipal Power Supply, 5.650%, MBIA Insured,
  due 01/01/16+ ..............................................................      500,000      498,249
Indiana State Housing Finance Authority, Single Family Mortgage 1990,
  Series C, AMT, 7.800%, due 01/01/22+ .......................................      150,000      158,127
                                                                                              ----------
                                                                                               1,170,843
                                                                                              ----------
                              Kentucky-1.17%
Kentucky Turnpike Authority, Economic Development Revenue,
  7.250%, Prerefunded to 05/15/00 at 101.50+ .................................      160,000      176,419
                                                                                              ----------

                              Louisiana-1.45%
Jefferson, Louisiana, Sales Tax Revenue, Refunding, FGIC Insured,
  Series A, 6.750%, Prerefunded to 12/01/02 at 100+ ..........................      200,000      217,831
                                                                                              ----------

                                Maine-1.46%
Maine Educational Loan Authority, Series 92A, AMT, 6.950%,
  due 12/01/07+ ..............................................................      205,000      219,681
                                                                                              ----------

                            Massachusetts-4.23%
Massachusetts State, Construction Loan, Series A, 6.000%,
  due 06/01/11+ ..............................................................      600,000      637,139
                                                                                              ----------

                              Minnesota-0.70%
Northern Municipal Power Agency, Minnesota, Electric System Revenue,
  Series A, 7.250%, due 01/01/16+ ............................................      100,000      105,339
                                                                                              ----------

                              Missouri-1.12%
Missouri Health & Educational Facilities Authority, St. Luke's Hospital,
  MBIA Insured, 7.000%, Prerefunded to 11/15/01 at 102+ ......................      150,000      168,929
                                                                                              ----------

                               Nevada-1.07%
Nevada State, General Obligation, Series A, 6.750%,
  Prerefunded to 08/01/99 at 102+ ............................................      150,000      161,921
                                                                                              ----------

                            New Hampshire-1.49%
New Hampshire Turnpike System, Revenue, Series A, FGIC Insured,
  6.750%, due 11/01/11+ ......................................................      200,000      223,883
                                                                                            ----------


---------
+ Issued with call provisions.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(Continued)
December 31, 1996

                                                                                                Market
                                                                                Principal       Value
                                                                                  Value        (Note B)
                                                                                ---------      --------

                             New Jersey-10.47%
New Jersey Economic Development Authority, The Seeing Eye, Inc.
  Project, 7.300%, due 04/01/11+ .............................................   $  650,000   $  692,069
New Jersey Wastewater Treatment Revenue, 6.875%, due 06/15/07+ ...............      180,000      195,123
Salem County, New Jersey, PCR Waste Disposal Authority Revenue,
  E.I. DuPont Project, AMT, 6.500%, due 11/15/21+ ............................      650,000      690,248
                                                                                              ----------
                                                                                               1,577,440
                                                                                              ----------

                              New York-9.48%
Metropolitan Transportation Authority, New York, Transit Facilities,
  Series 2, 8.000%, Prerefunded to 07/01/98 at 102+ ..........................      100,000      107,790
New York City, New York, General Obligation, Series H, 6.875%,
  due 02/01/02 ...............................................................      250,000      269,084
New York City, New York, General Obligation, Series H,
  Subseries H-I, 5.800%, due 07/01/04 ........................................      250,000      255,518
New York State Local Government Assistance Corporation, Series B,
  5.500%, due 04/01/21+ ......................................................      450,000      435,911
New York State Medical Care Facilities, Finance Agency Revenue,
  FHA Insured, Mortgage Hospital A, 8.000%, due 02/15/25+ ....................      100,000      104,627
New York State Thruway Authority, Highway and Bridge Trust Fund,
  Series A, MBIA Insured, 5.600%, due 04/01/10+ ..............................      250,000      255,057
                                                                                              ----------
                                                                                               1,427,987
                                                                                              ----------

                              Oklahoma-3.78%
Oklahoma Industrial Development Authority, Sisters of Mercy, Series A,
  5.000%, due 06/01/13+ ......................................................      600,000      569,675
                                                                                              ----------

                            Pennsylvania-2.10%
Philadelphia, PA, Hospital & Higher Education Facility Authority,
  (Children's Hospital), 5.000%, due 02/15/21+ ...............................      350,000      315,954
                                                                                              ----------

                              Tennessee-5.10%
Memphis-Shelby Company, Tennessee Airport Authority,
  (Federal Express Corp.), AMT, 6.750%, due 09/01/12+ ........................      250,000      263,557
Tennessee Housing Development Agency, 1993 Series A, 5.900%,
  due 07/01/18+ ..............................................................      500,000      504,319
                                                                                              ----------
                                                                                                 767,876
                                                                                              ----------


----------
+ Issued with call provisions.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB TAX-EXEMPT FUND--(Continued)
December 31, 1996

                                                                                                Market
                                                                                Principal       Value
                                                                                  Value        (Note B)
                                                                                ---------      --------

                                   Texas-5.56%
Austin, Texas, Utility System Revenue Combined, Series C, 7.300%,
  Prerefunded to 11/15/01 at 100+ ...........................................   $    60,000    $    67,384
Brazos River Authority, Texas, Revenue Collateral, Houston Light & Power Co.,
  7.750%, due 10/01/15+ .....................................................        60,000         63,847
Houston, Texas, Independent School District, Permanent School Fund,
  Zero Coupon, Eff. Yield 6.700%, due 08/15/13 ..............................     1,150,000        459,933
Lower Colorado River Authority, Texas, Revenue, Priority, 7.000%,
  Prerefunded to 01/01/97 at 102+ ...........................................       100,000        102,000
Texas State Public Financing Authority Revenue, Series A, 7.375%,
  Prerefunded to 02/01/98 at 100+ ...........................................       140,000        144,962
                                                                                               -----------
                                                                                                   838,126
                                                                                               -----------

                                    Utah-0.96%
Intermountain Power Agency, Utah, Special Obligation Revenue,
  5th Crossover Refunding, 7.200%, due 07/01/19+ ............................       140,000        144,785
                                                                                               -----------

                                  Virginia-0.68%
Virginia State Housing Development Authority, Commonwealth Mortgage,
  6.700%, due 07/01/08+ .....................................................       100,000        102,016
                                                                                               -----------

                                Washington-14.04%
Lewis County, Washington, PUD #1, Revenue Series 91, 7.000%,
  Prerefunded to 10/01/01 at 102+ ...........................................       250,000        280,944
Washington Health Care Facilities Authority, Revenue,
  MBIA Insured, (Group Health Co-Op), 6.750%, due 12/01/11+ .................       300,000        317,667
Washington Health Care Facilities Authority, Revenue, Series 93,
   (Sisters of Providence), 6.250%, due 10/01/13+ ...........................       500,000        509,377
Washington Housing Finance Commission, GNMA/FNMA MBS Programs,
  7.100%, due 07/01/22+ .....................................................       145,000        151,895
Washington State Public Power Supply System, Nuclear Project Number 1,
  FSA Insured, 5.750%, due 07/01/11 .........................................       600,000        601,757
Washington State Public Power Supply System, Nuclear Project Number 2,
  Revenue, Series 90C, 7.625%, Prerefunded to 01/01/01 at 102+ ..............       100,000        113,137
Washington State Public Power Supply System, Nuclear Project Number 3,
  Revenue, 7.500%, Prerefunded to 07/01/00 at 102+ ..........................       125,000        139,763
                                                                                               -----------
                                                                                                 2,114,540
                                                                                               -----------


   TOTAL INVESTMENTS (Cost $13,859,222*) ....................................         96.99%    14,608,125

Other assets, less liabilities ..............................................          3.01        453,257
                                                                                -----------    -----------

   TOTAL NET ASSETS .........................................................        100.00%   $15,061,382
                                                                                ===========    ===========

----------
* Aggregate cost for Federal income tax purposes.
+ Issued with call provisions.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GROWTH AND INCOME FUND
December 31, 1996

                                                                                   Number         Market
                                                                                     of           Value
Company                                                                            Shares        (Note B)
-------                                                                            ------        --------

COMMON STOCK-98.78%

           Automotive Manufacturing-4.83%
Chrysler Corp. ..............................................................       31,400   $1,036,200
Ford Motor Co. ..............................................................       28,600      911,625
                                                                                             ----------
                                                                                              1,947,825
                                                                                             ----------

        Automotive Parts & Accessories-4.11%
Borg-Warner Automotive, Inc. ................................................       26,600    1,024,100
Cummins Engine, Inc. ........................................................       13,700      630,200
                                                                                             ----------
                                                                                              1,654,300
                                                                                             ----------

                   Banking-14.60%
Citicorp ....................................................................       10,000    1,030,000
Chase Manhattan Corp. .......................................................       13,600    1,213,800
First Chicago NBD Corp. .....................................................       21,901    1,177,179
KeyCorp .....................................................................       23,311    1,177,205
Mellon Bank Corp. ...........................................................       18,050    1,281,550
                                                                                             ----------
                                                                                              5,879,734
                                                                                             ----------

              Building Materials-4.25%
Lafarge Corp. ...............................................................       42,000      845,250
Owens Corning ...............................................................       20,300      865,288
                                                                                             ----------
                                                                                              1,710,538
                                                                                             ----------

                  Chemicals-0.21%
Millennium Chemicals, Inc.+ .................................................        4,857       86,212
                                                                                             ----------

             Electrical Equipment-1.87%
UCAR International, Inc.+ ...................................................       20,000      752,500
                                                                                             ----------

                 Electronics-5.41%
Philips Electronics N.V .....................................................       28,500    1,140,000
Tektronix, Inc. .............................................................       20,300    1,040,375
                                                                                             ----------
                                                                                              2,180,375
                                                                                             ----------

              Financial Services-5.83%
Merrill Lynch & Co., Inc. ...................................................       16,800    1,369,200
PaineWebber Group, Inc. .....................................................       34,850      980,156
                                                                                             ----------
                                                                                              2,349,356
                                                                                             ----------

                                             Number         Market
                                               of           Value
Company                                      Shares        (Note B)
-------                                      ------        --------

               Food Processing-5.04%
IBP, Inc. ...................................................................       36,300   $  880,275
Philip Morris Companies, Inc. ...............................................       10,200    1,148,775
                                                                                             ----------
                                                                                              2,029,050
                                                                                             ----------

               Forest Products-2.03%
Asia Pulp & Paper Co., Ltd.,
  ADR+ ......................................................................       71,900      817,862
                                                                                             ----------

              Holding Companies-1.14%
Hanson PLC, ADR .............................................................       68,000      459,000
                                                                                             ----------

             Household Appliances-2.94%
Singer Co., N.V .............................................................       53,000    1,185,875
                                                                                             ----------

                  Insurance-13.76%
Equitable Companies, Inc. ...................................................       15,000      369,375
LaSalle Re Holdings, Ltd. ...................................................       28,000      819,000
Old Republic International
  Corp ......................................................................       45,600    1,219,800
Progressive Corp. ...........................................................       18,100    1,219,487
The PMI Group, Inc. .........................................................       22,000    1,218,250
W.R. Berkley Corp. ..........................................................       13,700      695,275
                                                                                             ----------
                                                                                              5,541,187
                                                                                             ----------

                    Tools-2.62%
Black & Decker Corp. ........................................................       35,000    1,054,375
                                                                                             ----------

              Metal Fabrications-2.36%
Carpenter Technology Corp. ..................................................       26,000      952,250
                                                                                             ----------

               Mining & Metals-4.21%
Cyprus Amax Minerals Co. ....................................................       35,700      834,488
Inco, Ltd., ADR .............................................................       27,000      860,625
                                                                                             ----------
                                                                                              1,695,113
                                                                                             ----------

             Oil - International-2.27%
YPF Sociedad Anonima S.A.,
  ADR .......................................................................       36,200      914,050
                                                                                             ----------

                Oil - Refining-2.81%
Ultramar Diamond Shamrock
  Corp ......................................................................       35,800    1,132,175
                                                                                             ----------

----------
+ Non-income producing security.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GROWTH AND INCOME FUND--(Continued)
December 31, 1996

                                                                                     Number         Market
                                                                                       of           Value
Company                                                                              Shares        (Note B)
-------                                                                              ------        --------
COMMON STOCK-Continued

            Packaging & Containers-3.76%
Owens-Illinois, Inc.+ .......................................................        66,600    $ 1,515,150
                                                                                               -----------

                Retail - Food-1.98%
Great Atlantic & Pacific Tea Co. ............................................        25,000        796,875
                                                                                               -----------

              Retail - Specialty-2.49%
Circuit City Stores, Inc. ...................................................        33,300      1,003,163
                                                                                               -----------

              Shipping & Freight-2.30%
Federal Express Corp.+ ......................................................        20,800        925,600
                                                                                               -----------

         Technology - Semiconductors-2.53%
Avnet, Inc.+ ................................................................        17,500      1,019,375
                                                                                               -----------


                                                                                     Number       Market
                                                                                      of          Value
Company                                                                              Shares       (Note B)
-------                                                                             -------    -----------

              Textiles & Apparel-3.12%
Reebok International, Ltd. ..................................................        29,900    $ 1,255,800
                                                                                               -----------

        Transportation - Rail & Truck-2.31%
Burlington Northern Santa Fe ................................................        10,800        932,850
                                                                                               -----------


   TOTAL INVESTMENTS
    (Cost $31,348,117*) .....................................................         98.78%    39,790,590

Other assets, less liabilities ..............................................          1.22        491,259
                                                                                     ------    -----------

   TOTAL NET ASSETS .........................................................        100.00%   $40,281,849
                                                                                     ======    ===========

------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB CAPITAL APPRECIATION FUND
December 31, 1996


                                                                              Number         Market
                                                                                of           Value
Company                                                                       Shares        (Note B)
-------                                                                       ------        --------

COMMON STOCK-97.94%
              Building Materials-5.00%
Lafarge Corp. ...............................................................      7,500   $150,937
Ply-Gem Industries, Inc. ....................................................     13,800    170,775
                                                                                           --------
                                                                                            321,712
                                                                                           --------

                  Computers-2.88%
BancTec, Inc.+ ..............................................................      9,000    185,625
                                                                                           --------

             Electrical Equipment-4.44%
Ametek, Inc. ................................................................      6,100    135,725
UCAR International, Inc.+ ...................................................      4,000    150,500
                                                                                           --------
                                                                                            286,225
                                                                                           --------

                 Electronics-2.39%
Tektronix, Inc. .............................................................      3,000    153,750
                                                                                           --------

              Financial Services-7.74%
Dime Bancorp, Inc.+ .........................................................     10,000    147,500
GreenPoint Financial Corp. ..................................................      3,100    146,862
Lehman Brothers Holding, Inc. ...............................................      6,500    203,938
                                                                                           --------
                                                                                            498,300
                                                                                           --------

               Food Processing-12.55%
Archer-Daniels Midland Co. ..................................................        120      2,640
Cagle's, Inc., Class A ......................................................     14,000    201,250
Great Atlantic & Pacific Tea Co. ............................................      5,400    172,125
Hudson Foods, Inc., Class A .................................................      6,200    117,800
IBP, Inc. ...................................................................      5,500    133,375
International Multifoods Corp. ..............................................     10,000    181,250
                                                                                           --------
                                                                                            808,440
                                                                                           --------

               Forest Products-2.36%
Buckeye Cellulose Corp.+  ...................................................      5,700    151,763
                                                                                           --------

               Health Services-5.80%
Beverly Enterprises+ ........................................................     13,000    165,750
Living Centers of America,
  Inc.+ .....................................................................      7,500    208,125
                                                                                           --------
                                                                                            373,875
                                                                                           --------


                                                                             Number         Market
                                                                               of           Value
Company                                                                      Shares        (Note B)
-------                                                                      ------        --------

             Household Appliances-3.30%
Singer Co., N.V. ............................................................     9,500   $212,563
                                                                                          --------

                  Insurance-12.31%
Commerce Group, Inc. ........................................................     7,000    176,750
LaSalle ReHoldings, Ltd. ....................................................     5,400    157,950
Old Republic International
  Corp. .....................................................................     5,450    145,787
Security Connecticut Corp. ..................................................     5,100    179,137
The PMI Group, Inc. .........................................................     2,400    132,900
                                                                                          --------
                                                                                           792,524
                                                                                          --------

            Machinery - Industrial-2.51%
Albany International Corp. ..................................................     7,000    161,875
                                                                                          --------

               Medical Supplies-4.93%
Bard (C.R.), Inc. ...........................................................     6,000    168,000
West Co., Inc. ..............................................................     5,300    149,725
                                                                                          --------
                                                                                           317,725
                                                                                          --------

              Metal Fabrications-2.27%
Carpenter Technology Corp. ..................................................     4,000    146,500
                                                                                          --------

               Mining & Metals-4.19%
Alumax, Inc.+ ...............................................................     5,000    166,875
Cyprus Amax Minerals Co. ....................................................     4,400    102,850
                                                                                          --------
                                                                                           269,725
                                                                                          --------

              Office Technology-2.37%
Moore Corp., Ltd. ...........................................................     7,500    152,812
                                                                                          --------

            Packaging & Containers-6.08%
Ball Corp. ..................................................................     7,000    182,000
Owens-Illinois, Inc.+ .......................................................     9,200    209,300
                                                                                          --------
                                                                                           391,300
                                                                                          --------

------
+ Non-income producing security.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB CAPITAL APPRECIATION FUND-(Continued)
December 31, 1996

                                                                                   Number         Market
                                                                                     of           Value
Company                                                                            Shares        (Note B)
-------                                                                            ------        --------
COMMON STOCK-Continued
                  Railroads-2.36%
Canadian National Railway ...................................................        4,000    $  152,000
                                                                                              ----------


              Textiles & Apparel-3.46%
Burlington Industries, Inc.+ ................................................        4,600        50,600
Reebok International, Ltd. ..................................................        4,100       172,200
                                                                                              ----------
                                                                                                 222,800
                                                                                              ----------

          Transportation - Shipping-5.52%
Canadian Pacific, Ltd. ......................................................        3,800       100,700
Rollins Truck Leasing .......................................................        9,500       119,938
Ryder System, Inc. ..........................................................        4,800       135,000
                                                                                              ----------
                                                                                                 355,638
                                                                                              ----------

                                                                                    Number       Market
                                                                                      of          Value
Company                                                                             Shares      (Note B)
-------                                                                           --------    ----------

                    Tools-2.81%
Black & Decker Corp. ........................................................        6,000    $  180,750
                                                                                              ----------

             Utilities - Electric-2.67%
Northeast Utilities .........................................................       13,000       172,250
                                                                                              ----------



   TOTAL INVESTMENTS
    (Cost $5,444,126*) ......................................................        97.94%    6,308,152

Other assets, less liabilities ..............................................         2.06       132,419
                                                                                ----------    ----------

   TOTAL NET ASSETS .........................................................       100.00%   $6,440,571
                                                                                ==========    ==========

----------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing security.

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GLOBAL INCOME FUND
December 31, 1996

                                                                                Market
                                                                   Local Par    Value
                                                       Currency      Value      (Note B)
                                                       --------    ---------    --------

GOVERNMENT AND AGENCY OBLIGATIONS-65.23%

                   Australia-1.42%
New South Wales Treasury, 9.250%, due 06/20/05    AUD               200,000     $ 173,253
                                                                              -----------



                    Belgium-2.48%
Kingdom of Belgium, 6.500%, due 03/31/05 ......   BEF             4,000,000       132,752
Kingdom of Belgium, 7.000%, due 05/15/06 ......   BEF             5,000,000       170,001
                                                                              -----------
                                                                                  302,753
                                                                              -----------

                     Canada-4.68%
Government of Canada, 6.500%, due 06/01/04 ....   CAD               225,000       167,957
Government of Canada, 7.000%, due 12/01/06 ....   CAD               210,000       160,189
Government of Canada, 8.000%, due 06/01/23 ....   CAD               300,000       244,272
                                                                              -----------
                                                                                  572,418
                                                                              -----------

                    Denmark-1.61%
Kingdom of Denmark, 8.000%, due 05/15/03 ......   DKK             1,050,000       197,170
                                                                              -----------

                     France-3.25%
France O.A.T., 8.500%, due 10/25/08 ...........   FRF              1,700,000       397,180
                                                                               -----------

                     Italy-7.80%
BTPS, 12.000%, due 05/01/02 ...................   ITL            700,000,000       560,276
BTPS, 9.500%, due 02/01/06 ....................   ITL            525,000,000       393,620
                                                                               -----------
                                                                                   953,896
                                                                               -----------

                  Netherlands-6.18%
Government of Netherlands, 8.250%, due 02/15/07   NLG                550,000       377,054
Government of Netherlands, 8.250%, due 09/15/07   NLG                550,000       378,167
                                                                               -----------
                                                                                   755,221
                                                                               -----------

                    Portugal-3.91%
Republic of Portugal, 7.700%, due 06/07/05 ....   FRF              2,200,000       477,932
                                                                               -----------

                     Spain-7.03%
Government of Spain, 10.300%, due 06/15/02 ....   ESP             24,000,000       220,357
Government of Spain, 8.800%, due 04/30/06 .....   ESP             28,000,000       240,553
Kingdom of Spain, 4.750%, due 03/14/05 ........   ESP             40,000,000       398,466
                                                                               -----------
                                                                                   859,376
                                                                               -----------

                 United Kingdom-9.34%
U.K. Treasury, 8.000%, due 09/25/09 ...........   GBP                310,000       547,792
U.K. Treasury, 6.250%, due 11/25/10 ...........   GBP                393,000       594,200
                                                                               -----------
                                                                                 1,141,992
                                                                               -----------


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
SCHEDULE OF INVESTMENTS
CHUBB GLOBAL INCOME FUND--(Continued)
December 31, 1996

                                                                              Market
                                                               Local Par     Value
                                                    Currency     Value       (Note B)
                                                    --------   ---------     --------

GOVERNMENT AND AGENCY OBLIGATIONS-Continued

                 United States-17.53%
U.S. Treasury Bond, 10.375%, due 11/15/12 ..........   USD       500,000    $  644,219
U.S. Treasury Note, 6.250%, due 10/31/01 ...........   USD       500,000       500,468
U.S. Treasury Note, 6.250%, due 02/15/03 ...........   USD     1,000,000       999,375
                                                                           -----------
                                                                             2,144,062
                                                                           -----------

   TOTAL GOVERNMENT AND AGENCY OBLIGATIONS
    (Cost $7,589,884) ..............................                         7,975,253
                                                                           -----------


CORPORATE BONDS-23.29%

                     Brazil-4.19%
Tevecap, S.A., Series 144A, 12.625%, due 11/26/04 ..   USD       500,000       511,875
                                                                           -----------

                    Germany-15.52%
Deutsche Ausgleichsbank, 6.125%, due 11/08/06 ......   DEM       724,000       474,053
International Bank for Reconstruction & Development,
  6.125%, due 09/27/02 .............................   DEM     1,050,000       718,123
International Bank for Reconstruction & Development,
  5.875%, due 11/10/03 .............................   DEM     1,050,000       705,859
                                                                           -----------
                                                                             1,898,035
                                                                           -----------

                     Japan-3.58%
Export-Import Bank of Japan, 2.875%, due 07/28/05 ..   JPY    50,000,000       438,313
                                                                           -----------

   TOTAL CORPORATE BONDS
    (Cost $2,886,308) ..............................                         2,848,223
                                                                           -----------

   TOTAL INVESTMENTS
    (Cost $10,476,192*) ............................               88.52%   10,823,476

Other assets, less liabilities .....................               11.48     1,403,402
                                                             -----------   -----------

   TOTAL NET ASSETS ................................              100.00%  $12,226,878
                                                             ===========   ===========



--------------------------------------------------------------------
CURRENCY VALUE
--------------

Australian dollar ....... AUD       German mark................. DEM
Belgium franc ........... BEF       Italian lira ............... ITL
Canadian dollar ......... CAD       Japanese yen ............... JPY
Danish krone ............ DKK       Netherlands guilder ........ NLG
French franc ............ FRF       Spanish peseta ............. ESP
Great British pound ..... GBP       United States dollar ....... USD
--------------------------------------------------------------------


------
*Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

                      [This page intentionally left blank]

CHUBB INVESTMENT FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                      Chubb
                                                     Chubb          Government        Chubb
                                                  Money Market      Securities     Total Return
                                                      Fund             Fund            Fund
                                                  ------------     -----------     ------------
ASSETS
 Investments at cost - see
  accompanying portfolios ........................   $  8,724,501    $ 12,605,865     $24,965,373
                                                     ============    ============    ============
 Investments at market value (Notes B & C) .......   $  8,724,501    $ 12,645,177     $30,065,386
 Cash and currencies .............................        137,551          70,959         717,499
 Receivable for portfolio securities sold ........        198,770
 Receivable for Fund shares sold .................         98,974              90          84,000
 Receivable for accrued investment income ........            470         113,674         236,198
 Deferred organization costs (Note F) ............
                                                     ------------    ------------    ------------
      Total Assets ...............................      9,160,266      12,829,900      31,103,083
                                                     ------------    ------------    ------------
LIABILITIES
 Dividends payable ...............................          1,088              60
 Payable for portfolio securities purchased
 Payable for Fund shares redeemed ................        301,100             787           9,710
 Payable to affiliate (Note D) ...................          4,062          10,603          29,274
 Net payable for foreign forward contracts
 Organization costs payable (Note F) .............
                                                     ------------    ------------    ------------
      Total Liabilities ..........................        306,250          11,450          38,984

NET ASSETS .......................................   $  8,854,016    $ 12,818,450     $31,064,099
                                                     ============    ============    ============
NET ASSETS CONSIST OF:

 Par value .......................................   $    88,549     $     12,227     $    17,842
 Capital paid in excess of par ...................      8,766,310      13,186,595      25,765,231
 Undistributed net investment income
 Accumulated net realized gain (loss)
  from investments ...............................           (843)       (419,684)        181,013
 Net unrealized gain from investments ............                         39,312       5,100,013
 Net unrealized loss on translation of assets
  and liabilities in foreign currencies ..........
 Distributions required for Federal tax purposes
  over amounts recognized for financial
  reporting (Note C) .............................
                                                     ------------    ------------    ------------
        Net Assets ...............................   $  8,854,016     $12,818,450     $31,064,099
                                                     ============    ============    ============
Shares of common stock outstanding (.01 par value,
 100,000,000 shares auth. each Fund) .............      8,854,862       1,222,744       1,784,176
                                                     ============    ============    ============

NET ASSET VALUE PER SHARE ........................   $       1.00    $      10.48    $      17.41
                                                     ============    ============    ============
MAXIMUM OFFERING PRICE PER SHARE
 (Net asset value divided by .97 on
 Government Securities Fund, Tax-Exempt Fund,
 and Global Income Fund, and by .95 on Total
 Return Fund, Growth and Income Fund and
 Capital Appreciation Fund. Money Market Fund
 is offered at Net Asset Value per share) ........   $       1.00    $      10.81    $      18.33
                                                     ============    ============    ============

                       See notes to financial statements.

                                                                         Chubb
                                                                         Growth            Chubb            Chubb
                                                       Chubb              and              Capital          Global
                                                    Tax-Exempt           Income         Appreciation        Income
                                                       Fund               Fund             Fund              Fund
                                                    ------------      ------------     -------------     ---------
ASSETS
 Investments at cost - see
  accompanying portfolios ........................   $13,859,222       $31,348,117      $ 5,444,126      $ 10,476,192
                                                     ===========       ===========      ===========      ============
 Investments at market value (Notes B & C) .......   $14,608,125       $39,790,590      $ 6,308,152      $ 10,823,476
 Cash and currencies .............................       236,176           287,287          194,662         1,176,481
 Receivable for portfolio securities sold ........
 Receivable for Fund shares sold .................        16,563           245,844           30,128
 Receivable for accrued investment income ........       238,821            82,475            9,870           248,924
 Deferred organization costs (Note F) ............                                            9,808             9,808
                                                     -----------       -----------       ----------      ------------
      Total Assets ...............................    15,099,685        40,406,196        6,552,620        12,258,689
                                                     -----------       -----------       ----------      ------------

LIABILITIES
 Dividends payable ...............................
 Payable for portfolio securities purchased ......                                            79,280
 Payable for Fund shares redeemed ................         25,278            87,357           16,795
 Payable to affiliate (Note D) ...................         13,025            36,990            6,166           14,613
 Net payable for foreign forward contracts .......                                                              7,390
 Organization costs payable (Note F)..............                                             9,808            9,808
                                                      -----------       -----------       ----------      -----------

      Total Liabilities ..........................         38,303           124,347          112,049           31,811

NET ASSETS .......................................    $15,061,382       $40,281,849      $ 6,440,571     $ 12,226,878
                                                      ===========       ===========      ===========     ============
NET ASSETS CONSIST OF:

 Par value .......................................    $    12,396        $   19,143       $    4,957       $   11,939
 Capital paid in excess of par ...................     14,300,120        31,370,336        5,466,031       11,876,703
 Undistributed net investment income .............                                                                969
 Accumulated net realized gain (loss)
  from investments ...............................                          449,897          105,557           80,582
 Net unrealized gain from investments ............        748,903         8,442,473          864,026          347,284
 Net unrealized loss on translation of assets
  and liabilities in foreign currencies ..........                                                             (7,327)
 Distributions required for Federal tax purposes
  over amounts recognized for financial
  reporting (Note C) .............................            (37)                                            (83,272)
                                                      -----------       -----------       ----------     ------------
        Net Assets ...............................    $15,061,382       $40,281,849      $ 6,440,571     $ 12,226,878
                                                      ===========       ===========      ===========     ============
Shares of common stock outstanding (.01 par value,
 100,000,000 shares auth. each Fund) .............      1,239,556         1,914,289          495,668        1,193,895
                                                      ===========       ===========      ===========     ============

NET ASSET VALUE PER SHARE ........................         $12.15            $21.04           $12.99           $10.24
                                                      ===========       ===========      ===========     ============

MAXIMUM OFFERING PRICE PER SHARE
 (Net asset value divided by .97 on
 Government Securities Fund, Tax-Exempt Fund,
 and Global Income Fund, and by .95 on Total
 Return Fund, Growth and Income Fund and
 Capital Appreciation Fund. Money Market Fund
 is offered at Net Asset Value per share) ........         $12.53            $22.15           $13.67            $10.56
                                                      ===========       ===========      ===========      ============


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

                                                                Chubb
                                                  Chubb       Government        Chubb
                                               Money Market   Securities     Total Return
                                                   Fund          Fund            Fund
                                               ------------   ----------     ------------
INVESTMENT INCOME
 Income:
   Interest ................................   $   456,595    $   930,139    $   474,649
   Dividends ...............................                                     407,580
   Foreign taxes withheld ..................                                      (4,420)
   Miscellaneous Income ....................                                       7,628
                                               -----------    -----------    -----------
    Total investment
     income ................................       456,595        930,139        885,437
                                               -----------    -----------    -----------
 Expenses:
   Administrative fees (Note D) ............        30,450         60,384        118,619
   Advisory fees (Note D) ..................        13,048         26,891         52,825
   Distribution fees (Note D) ..............        21,712         67,099        131,810
   State registration fees .................         9,720         14,855         29,200
   Shareholder reports .....................         3,569          5,616         10,586
   Professional fees .......................         4,710          7,264         14,250
   Directors' fees .........................         1,155          1,788          3,485
   Shareholder servicing costs .............        16,324         25,123         49,435
   Custodian fees ..........................         3,504          2,992          4,704
   Security valuation ......................           772          2,663          3,616
   Organization expense (Note F)
   Miscellaneous expenses ..................         1,428          2,212          4,310
                                               -----------    -----------    -----------

    Total expenses .........................       106,392        216,887        422,840

   Fees waived by Chubb
    Asset Managers, Inc., Chubb
    Investment Advisory Corp.,
    Chubb Securities Corp., and
    expenses assumed by Chubb Life
    (Note D) ...............................       (62,544)       (90,680)      (137,018)
                                               -----------    -----------    -----------

    Net expenses ...........................        43,848        126,207        285,822
                                               -----------    -----------    -----------

    Net investment income ..................       412,747        803,932        599,615

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
 Net realized gain (loss) on investments ...           (82)        82,884      1,864,506
 Net realized loss from foreign
  currency transactions ....................
 Net unrealized gain (loss) on investments .                     (483,663)     1,949,555
 Net unrealized loss on translation
  of assets and liabilities in foreign
  currencies ...............................
                                               -----------    -----------    -----------

 Net gain (loss) on investments and
  foreign currencies .......................           (82)      (400,779)     3,814,061
                                               -----------    -----------    -----------

 Net increase in net
  assets resulting from operations .........   $   412,665    $   403,153    $ 4,413,676
                                               ===========    ===========    ===========

                       See notes to financial statements.

                                                                      Chubb
                                                                    Growth         Chubb           Chubb
                                                     Chubb             and          Capital         Global
                                                   Tax-Exempt         Income      Appreciation      Income
                                                      Fund             Fund           Fund           Fund
                                                 ------------       ----------    ------------    --------
INVESTMENT INCOME
 Income:
   Interest ................................      $ 931,093        $  35,120      $  15,181      $  781,945
   Dividends ...............................                         789,283         61,577
   Foreign taxes withheld ..................                         (19,666)        (1,718)        (13,767)
   Miscellaneous Income ....................                           6,387
                                                  ---------        ---------      ---------      ----------
    Total investment
     income ................................        931,093          811,124         75,040         768,178
                                                  ---------        ---------      ---------      ----------
 Expenses:
   Administrative fees (Note D) ............         69,581          153,793         16,785          51,052
   Advisory fees (Note D) ..................         30,987           68,489          7,475          22,735
   Distribution fees (Note D) ..............         77,318          170,894         18,651          56,729
   State registration fees .................         17,086           37,231          3,906          12,339
   Shareholder reports .....................          6,456           13,780          1,360           4,650
   Professional fees .......................          8,367           18,490          2,009           6,135
   Directors' fees .........................          2,059            4,523            485           1,506
   Shareholder servicing costs .............         29,033           64,010          6,977          21,286
   Custodian fees ..........................          5,224            4,748          4,080           5,493
   Security valuation ......................          7,882            3,058          3,126           4,973
   Organization expense (Note F)                                                      2,697           2,697
   Miscellaneous expenses ..................          2,548            5,594            600           1,862
                                                  ---------        ---------      ---------      ----------

    Total expenses .........................        256,541          544,610         68,151         191,457

   Fees waived by Chubb
    Asset Managers, Inc., Chubb
    Investment Advisory Corp.,
    Chubb Securities Corp., and
    expenses assumed by Chubb Life
    (Note D) ...............................       (104,278)        (178,462)       (25,605)        (51,243)
                                                  ---------        ---------      ---------      ----------

    Net expenses ...........................        152,263          366,148         42,546         140,214
                                                  ---------        ---------      ---------      ----------

    Net investment income ..................        778,830          444,976         32,494         627,964

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
 Net realized gain (loss) on investments ...         67,216        3,562,614        205,469          80,582
 Net realized loss from foreign
  currency transactions ....................                                                        (71,480)
 Net unrealized gain (loss) on investments .       (249,230)       3,263,516        841,609          45,524
 Net unrealized loss on translation
  of assets and liabilities in foreign
  currencies ...............................                                                         16,614
                                                  ---------        ---------      ---------      ----------

 Net gain (loss) on investments and
  foreign currencies .......................       (182,014)       6,826,130      1,047,078          71,240
                                                  ---------        ---------      ---------      ----------

 Net increase in net
  assets resulting from operations .........      $ 596,816       $7,271,106     $1,079,572      $  699,204
                                                  =========       ==========     ==========      ==========

                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Chubb
                                                        Chubb                    Government                    Chubb
                                                     Money Market                Securities                Total Return
                                                         Fund                       Fund                       Fund
                                               ------------------------    ------------------------   ------------------------
                                                  Year          Year           Year        Year          Year          Year
                                                  Ended         Ended         Ended       Ended         Ended         Ended
                                                December      December       December     December     December      December
                                                31, 1996      31, 1995       31, 1996     31, 1995     31, 1996      31, 1995
                                               ----------    ----------    -----------   ----------   -----------   ----------
Increase (decrease) in net assets:

From operations:

 Net investment income ...................     $  412,747    $  386,265    $  803,932    $  838,956    $  599,615   $  481,934

 Net realized gain (loss) on
  investments ............................            (82)           21        82,884       129,275     1,864,506      908,600

 Net realized loss from
  foreign currency transactions ..........

 Net unrealized gain (loss) on
  investments and translations
  of assets and liabilities
  in foreign currency ....................                                   (483,663)    1,222,240     1,949,555    3,699,707
                                              -----------   -----------   -----------   -----------   -----------  -----------
 Net increase in net assets
  resulting from operations ..............        412,665       386,286       403,153     2,190,471     4,413,676    5,090,241

Dividends to shareholders from
 net investment income ...................       (412,747)     (386,265)     (803,932)     (838,956)     (599,615)    (481,934)

Dividends to shareholders in
 excess of net
 investment income .......................

Distributions to shareholders
 from capital gains ......................                                                            (1,467,709)     (908,076)

Distributions to shareholders
 in excess of capital gains ..............                                                                            (215,784)

Returns of capital .......................

Increase (decrease) in net assets
 derived from shareholder
 transactions (Note E) ...................      1,233,892       125,442      (667,249)          323     6,546,421    2,255,684
                                              -----------   -----------   -----------   -----------   -----------  -----------
 Net increase (decrease) in
  net assets .............................      1,233,810       125,463    (1,068,028)    1,351,838     8,892,773    5,740,131

Net Assets:
 Beginning of period .....................      7,620,206     7,494,743    13,886,478    12,534,640    22,171,326   16,431,195
                                              -----------   -----------   -----------   -----------   -----------  -----------
 End of period ...........................    $ 8,854,016   $ 7,620,206   $12,818,450   $13,886,478   $31,064,099  $22,171,326
                                              ===========   ===========   ===========   ===========   ===========  ===========
Accumulated net
 investment income .......................             $0            $0            $0            $0            $0           $0
                                              ===========   ===========   ===========   ===========   ===========  ===========

(A) Commencement of operations on September 1, 1995.


                       See notes to financial statements.

                                                                 Chubb
                                                                Growth                    Chubb                     Chubb
                                       Chubb                     and                    Capital                    Global
                                    Tax-Exempt                  Income                 Appreciation                Income
                                       Fund                      Fund                     Fund                       Fund
                             ------------------------  -----------------------   -----------------------   ------------------------
                                                                                               Period from               Period from
                                 Year          Year        Year         Year          Year       Sept. 1,     Year         Sept. 1,
                                Ended         Ended       Ended        Ended         Ended       1995 to     Ended        1995 to
                               December     December     December     December      December    December    December      December
                               31, 1996     31, 1995     31, 1996     31, 1995      31, 1996   31, 1995(A)  31, 1996     31, 1995(A)
                             -----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
Increase (decrease)
in net assets:

From operations:

 Net investment income ....  $  778,830   $  769,800   $  444,976   $  297,612   $   32,494   $    5,709   $  627,964   $   119,880

 Net realized gain
  (loss) on investments ...      67,216        9,393    3,562,614    1,290,658      205,469        3,429       80,582        12,320

 Net realized loss
  from foreign currency
  transactions ............                                                                                   (71,480)      (23,114)

 Net unrealized gain (loss)
  on investments and
  translations of assets
  and liabilities
  in foreign currency .....    (249,230)   1,383,807    3,263,516    5,697,972      841,609       22,417       62,138       277,819
                             ----------  -----------  -----------  -----------  -----------   ----------   ----------   -----------
 Net increase in net
  assets resulting from
  operations ..............     596,816    2,163,000    7,271,106    7,286,242    1,079,572       31,555      699,204       386,905

Dividends to shareholders
 from net investment
 income ...................    (778,830)    (769,800)    (444,976)    (297,589)     (32,494)      (5,709)    (556,484)     (119,880)

Dividends to shareholders
  inexcess of net
 investment income ........                                                                                  (71,480)          (29)

Distributions to
 shareholders from
 capital gains ............     (52,938)     (12,148)  (2,606,711)  (1,290,658)    (99,912)       (3,429)

Distributions to
 shareholders in excess
 of capital gains .........         (37)     (14,278)                 (504,237)

Returns of capital ........                                             (1,903)

Increase (decrease) in
 net assets derived from
 shareholder transactions
 (Note E) .................      37,022      (81,364)   6,918,269    5,273,078    3,897,151    1,573,837    1,450,076    10,438,566
                             ----------  -----------  -----------  -----------  -----------   ----------   ----------   -----------
 Net increase (decrease)
  in net assets ...........    (197,967)   1,285,410   11,137,688   10,464,933    4,844,317    1,596,254    1,521,316    10,705,562

Net Assets:
 Beginning of period ......  15,259,349   13,973,939   29,144,161   18,679,228    1,596,254            0   10,705,562             0
                             ----------  -----------  -----------  -----------  -----------   ----------   ----------   -----------
 End of period ............
                            $15,061,382  $15,259,349  $40,281,849  $29,144,161  $ 6,440,571   $1,596,254  $12,226,878   $10,705,562
Accumulated net             ===========  ===========  ===========  ===========  ===========   ==========  ===========   ===========
 investment income ........
                                     $0           $0           $0           $0           $0           $0          969   $   (19,073)
                            ===========  ===========  ===========  ===========  ===========   ==========  ===========   ===========


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE A--ORGANIZATION

Chubb Investment Funds, Inc. (the "Company") was incorporated under the laws of the State of Maryland on April 27, 1987 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of seven Funds (the "Funds"): Chubb Money Market Fund, Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund, and Chubb Global Income Fund. The Company was established through the sale and issuance on December 1, 1987, of shares to Chubb Life Insurance Company of America ("Chubb Life"), which is a wholly-owned subsidiary of The Chubb Corporation ("Chubb"). At December 31, 1996, Chubb, and its wholly-owned subsidiaries, owned:

                                 December 31, 1996        % of
                                   Shares Owned         Shares
                                 -----------------     --------
Chubb Money Market Fund ...........   1,703,552          19.24%
Chubb Government Securities Fund ..     228,500          18.69%
Chubb Total Return Fund ...........      18,338           1.03%
Chubb Tax-Exempt Fund .............     189,080          15.25%
Chubb Growth and Income Fund ......      17,566           0.92%
Chubb Capital Appreciation Fund ...     109,868          22.17%
Chubb Global Income Fund ..........   1,084,475          90.84%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS:Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities in foreign currencies are converted to the U.S. dollar equivalents using appropriately translated foreign market closing prices. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of valuations provided by a pricing service that determines valuations for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to more accurately reflect fair market value. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under general supervision of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(Continued)

The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gain or loss from foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gain or loss from foreign currency transactions arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from fluctuations in exchange rates.

The Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At December 31, 1996, the Chubb Global Income Fund had the following open forward foreign currency contracts:

                                                                             U.S. Dollar
Foreign Currency                            Contracts to                      Value at      Net Unrealized
Purchase Contracts       Settlement Date       Receive           Cost          12/31/96       Appreciation
-------------------      ---------------    ------------      --------       -----------    ---------------
Japanese yen               06/20/97          68,447,501       $600,153        $604,049        $  3,896
Great British pound        06/20/97             112,486        186,951         190,092           3,141
                                                              --------        --------        --------
                                                              $787,104        $794,141        $  7,037
                                                              ========        ========        ========

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(Continued)

                                                                             U.S. Dollar    Net Unrealized
Foreign Currency                            Contracts to                      Value at       Appreciation/
Sale Contracts           Settlement Date       Deliver          Cost          12/31/96      (Depreciation)
-------------------      ---------------    ------------      --------       -----------    ---------------
Belgium franc              06/20/97            6,703,724     $  211,674      $  211,557      $     117
French franc               06/20/97            1,793,856        341,540         345,813         (4,273)
German mark                06/20/97              875,626        566,834         569,400         (2,566)
Italian lira               06/20/97          512,657,501        328,676         333,279         (4,603)
Netherlands guilder        06/20/97            1,091,449        633,348         632,970            378
Spanish peseta             06/20/97           18,727,367        139,155         142,635         (3,480)
                                                             ----------      ----------      ---------
                                                             $2,221,227      $2,235,654      $ (14,427)
                                                             ==========      ==========      =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the first-in, first-out method. Interest income, including where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the dividend.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Chubb Money Market Fund and the Chubb Government Securities Fund; declared and distributed monthly for the Chubb Tax-Exempt Fund and the Chubb Global Income Fund; declared and distributed quarterly for the Chubb Total Return Fund; and declared and distributed annually for the Chubb Growth and Income Fund and Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains.

FEDERAL INCOME TAXES: It is the policy of the Company for each Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal tax provision is required.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE C--INVESTMENTS

The cost of investment securities held on December 31, 1996 for Federal income tax purposes is the same as for financial reporting purposes. As of December 31, 1996, gross unrealized gains and losses were as follows:

                                        Gross            Gross          Net
                                      Unrealized      Unrealized    Unrealized
                                        Gains            Losses         Gain
                                      ----------      ----------    -----------
Chubb Government Securities Fund ...  $  139,679     $  100,367     $   39,312
Chubb Total Return Fund ............   5,398,116        298,103      5,100,013
Chubb Tax-Exempt Fund ..............     767,268         18,365        748,903
Chubb Growth and Income Fund .......   9,167,605        725,132      8,442,473
Chubb Capital Appreciation Fund ....     918,486         54,460        864,026
Chubb Global Income Fund ...........     434,177         86,893        347,284

As of December 31, 1996, the Chubb Global Income Fund has an unrealized loss on translation of assets and liabilities in foreign currencies of $7,327.

Purchases and sales of investment securities for the period ended December 31, 1996, other than short-term obligations, were as follows:

                                                              Proceeds
                                           Cost of              from
                                          Investment         Investment
                                          Securities         Securities
                                          Purchased             Sold
                                          ---------          ----------

Chubb Government Securities Fund ......   $18,235,177   $18,618,646
Chubb Total Return Fund ...............   11,312,655     6,752,763
Chubb Tax-Exempt Fund .................    2,422,692     2,421,844
Chubb Growth and Income Fund ..........   18,850,044    14,790,459
Chubb Capital Appreciation Fund .......    5,594,071     1,411,459
Chubb Global Income Fund ..............    9,408,098     8,460,224

At December 31, 1996, the Chubb Money Market Fund had $750 of accumulated realized losses, for Federal income tax purposes, of which $66 expires in 2000, $32 expires in 2001, and $652 expires in 2002. At December 31, 1996, the Chubb Government Securities Fund had $419,684 of accumulated realized losses expiring in 2002. These losses are available to be used to offset future realized capital gains.

During the period from November 1, 1996 through December 31, 1996, the Chubb Money Market Fund and the Chubb Tax-Exempt Fund incurred capital losses of $93 and $37, respectively. In addition, the Chubb Global Income Fund incurred a foreign currency loss of $83,272. These losses are treated for Federal income tax purposes as if they had occurred on January 1, 1997. As a result, the Chubb Tax-Exempt Fund and the Chubb Global Income Fund made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Each of the Funds has entered into an investment management agreement with Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of Chubb, and Chubb Investment Advisory Corporation ("Investment Administrator"), a wholly-owned subsidiary of Chubb Life.

Under the terms of the agreements, the Investment Manager is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. The Investment Administrator provides certain administrative services and facilities which are necessary for the Company to conduct its business.

The Company has entered into a distribution agreement under the Investment Company Act of 1940 with Chubb Securities Corporation ("Distributor"). Under the terms of the agreement, the Distributor will distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. During the year ended December 31, 1996, the Distributor received $933,597 in sales loads of which $741,540 was reallowed to broker-dealers. Also, the Company has adopted a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan will be .25% per annum of the average daily net assets of the Chubb Money Market Fund and .50% per annum of the average daily net assets of the Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund and Chubb Global Income Fund. During the period ended December 31, 1996, payments were made by the Company to the Distributor under the plan of distribution in the amount of $261,904.

Investment management fees, which compensate both the Investment Manager and Investment Administrator are computed at the following annual percentages of average daily net asset value:

                                                                  Chubb Government Securities Fund
                                                                      Chubb Total Return Fund
                                                                       Chubb Tax-Exempt Fund
                                                                   Chubb Growth and Income Fund
                                    Chubb Money                  Chubb Capital Appreciation Fund
                                    Market Fund                      Chubb Global Income Fund
                           ------------------------------        ---------------------------------
Average Daily              Investment         Investment         Investment          Investment
Net Assets                  Manager         Administrator         Manager          Administrator
                           ----------       -------------        ----------        --------------
First $200 Million ...       0.15%              0.35%              0.20%               0.45%
Next $1.1 Billion ....       0.14%              0.31%              0.19%               0.41%
Over $1.3 Billion ....       0.13%              0.27%              0.18%               0.37%

The Company is responsible for certain expenses relating to the Company's operations in addition to the fees described above, including: taxes, transfer agent, legal, accounting, custodian, audit, printing, registration, directors, security valuation and miscellaneous other expenses. For the year ended December 31, 1996, the rate for these expenses was 0.50% of

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES--(Continued)

the average daily net assets of the Chubb Money Market Fund, 0.93% of the average daily net assets of the Chubb Government Securities Fund, 1.08% of the average daily net assets of the Chubb Total Return Fund, 0.98% of the average daily net asset of the Chubb Tax-Exempt Fund, 1.06% of the average daily net assets of the Chubb Growth and Income Fund, 1.13% of the average daily net assets of the Chubb Capital Appreciation Fund, and 1.23% of the average daily net assets of the Chubb Global Income Fund. For the year ended December 31, 1996, the Investment Manager, Investment Administrator and Distributor waived all, or a portion, of their fees. In addition, Chubb Life assumed a portion of all other expenses.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                                       Chubb Money Market Fund
                                  -----------------------------------------------------------------
                                             Year Ended                        Year Ended
                                         December 31, 1996                 December 31, 1995
                                  -------------------------------    ------------------------------
                                    Shares          Dollars              Shares     Dollars
                                  -----------     -----------        -----------   -----------
Shares sold ....................    11,445,668    $ 11,445,668        7,359,452    $  7,359,452
Shares issued as reinvestment
  of dividends .................       394,000         394,000          356,904         356,904
Shares redeemed ................   (10,605,776)    (10,605,776)      (7,590,914)     (7,590,914)
                                  ------------    ------------       ----------    ------------
    Net increase ...............     1,233,892    $  1,233,892          125,442    $    125,442
                                  ============    ============       ==========    ============

                                                    Chubb Government Securities Fund
                                  -----------------------------------------------------------------
                                             Year Ended                        Year Ended
                                         December 31, 1996                 December 31, 1995
                                  -------------------------------    ------------------------------
                                    Shares          Dollars              Shares     Dollars
                                  -----------     -----------        -----------   -----------
Shares sold ....................       413,101    $ 4,317,205         260,999      $ 2,694,700
Shares issued as reinvestment
   of dividends ................        62,283        649,238          64,593          670,221
Shares redeemed ................      (540,335)    (5,633,692)       (323,982)      (3,364,598)
                                   -----------    -----------        --------      -----------
    Net increase (decrease) ....       (64,951)   $  (667,249)          1,610      $       323
                                   ===========    ===========        ========      ===========

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE E--SHAREHOLDERS' TRANSACTIONS--(Continued)

                                                                Chubb Total Return Fund
                                  -----------------------------------------------------------------
                                             Year Ended                        Year Ended
                                         December 31, 1996                 December 31, 1995
                                  -------------------------------    ------------------------------
                                    Shares          Dollars              Shares     Dollars
                                  -----------     -----------        -----------   -----------
Shares sold ....................      597,305       $ 9,864,163         251,919       $ 3,841,601
Shares issued as reinvestment
   of dividends ................      115,858         1,997,200         154,693         2,317,850
Shares redeemed ................     (317,920)       (5,314,942)       (259,566)       (3,903,767)
                                  -----------       -----------        --------       -----------
    Net increase ...............      395,243       $ 6,546,421         147,046       $ 2,255,684
                                  ===========       ===========        ========       ===========

                                                              Chubb Tax-Exempt Fund
                                  -----------------------------------------------------------------
                                             Year Ended                        Year Ended
                                         December 31, 1996                 December 31, 1995
                                  -------------------------------    ------------------------------
                                    Shares          Dollars              Shares     Dollars
                                  -----------     -----------        -----------   -----------
Shares sold ....................       345,568    $ 4,189,497         271,827      $ 3,241,348
Shares issued as reinvestment
   of dividends ................        59,320        717,135          64,458          771,519
Shares redeemed ................      (403,013)    (4,869,610)       (343,636)      (4,094,231)
                                   -----------    -----------        --------      -----------
    Net increase (decrease) ....         1,875    $    37,022          (7,351)     $   (81,364)
                                   ===========    ===========        ========      ===========

                                                          Chubb Growth and Income Fund
                                  -----------------------------------------------------------------
                                             Year Ended                        Year Ended
                                         December 31, 1996                 December 31, 1995
                                  -------------------------------    ------------------------------
                                    Shares          Dollars              Shares     Dollars
                                  -----------     -----------        -----------   -----------
Shares sold .................        632,505    $ 12,434,470          360,343       $  6,302,104
Shares issued as reinvestment
   of dividends .............        141,075       2,968,258          183,869          3,157,445
Shares redeemed .............       (428,191)     (8,484,459)        (239,731)        (4,186,471)
                                ------------    ------------         --------       ------------
    Net increase ............        345,389    $  6,918,269          304,481       $  5,273,078
                                ============    ============         ========       ============

NOTES TO FINANCIAL STATEMENTS
CHUBB INVESTMENT FUNDS, INC.
December 31, 1996

NOTE E--SHAREHOLDERS' TRANSACTIONS--(Continued)

                                                          Chubb Capital Appreciation Fund
                                         -----------------------------------------------------------------
                                                                                      Period From
                                                    Year Ended                  September 1, 1995 to
                                                December 31, 1996                December 31, 1995
                                         -------------------------------    ------------------------------
                                           Shares            Dollars          Shares        Dollars
                                         -----------       -----------      -----------     -----------
Shares sold ....................           356,581        $ 4,046,795        152,567        $ 1,564,589
Shares issued as reinvestment ..
  of dividends .................            10,013            130,064            913              9,484
Shares redeemed ................           (24,388)          (279,708)           (18)              (236)
                                           ----------        -----------    -----------        -----------
    Net increase ...............           342,206        $ 3,897,151        153,462        $ 1,573,837
                                           ==========        ===========    ===========        ===========


                                                           Chubb Global Income Fund
                                         -----------------------------------------------------------------
                                                                                      Period From
                                                    Year Ended                   September 1, 1995 to
                                                December 31, 1996                 December 31, 1995
                                         -------------------------------    ------------------------------
                                           Shares        Dollars                 Shares      Dollars
                                         -----------   -----------           -----------   -----------
Shares sold ....................           89,229       $    888,414          1,037,138     $ 10,321,849
Shares issued as reinvestment ..
  of dividends .................           62,431            625,986             11,482          116,885
Shares redeemed ................           (6,369)           (64,324)               (17)            (168)
                                         --------       ------------         ----------     ------------
    Net increase ...............          145,291       $  1,450,076          1,048,603     $ 10,438,566
                                         ========       ============         ==========     ============

NOTE F--ORGANIZATION COSTS

Costs incurred in connection with the initial organization of the Chubb Capital Appreciation Fund and the Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years. At December 31, 1996, the balances reported as deferred organization costs are payable to Chubb America Service Corp., an affiliated entity, and have been included as a liability in the statement of assets and liabilities.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year (A):

                                                                     Chubb Money Market Fund
                                              -----------------------------------------------------------------------
                                                  Year          Year          Year           Year           Year
                                                 Ended         Ended          Ended          Ended          Ended
                                                December      December       December       December       December
                                                31, 1996      31, 1995       31, 1994       31, 1993       31, 1992
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, beginning of
  year ................................       $    1.000    $    1.000      $    1.000     $    1.000     $    1.000

Income From Investment
 Operations
  Net investment income ...............            0.049         0.050           0.034          0.025          0.030
  Net gains and
   losses on securities (both
   realized and unrealized) ...........
                                              ----------    ----------      ----------     ----------     ----------
  Total from investment
    operations ........................            0.049         0.050           0.034          0.025          0.030

Less Distributions to
 Shareholders
  Dividends from net
   investment income ..................           (0.049)       (0.050)         (0.034)        (0.025)        (0.030)
  Dividends in excess of
   net investment income ..............
  Distributions from capital
   gains ..............................
  Distributions in excess of
   capital gains ......................
  Returns of capital ..................
                                              ----------    ----------      ----------     ----------     ----------
  Total distributions .................           (0.049)       (0.050)         (0.034)        (0.025)        (0.030)
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, end of year ..........       $    1.000    $    1.000      $    1.000     $    1.000     $    1.000
                                              ==========    ==========      ==========     ==========     ==========
Total Return (B) ......................             4.86%         5.16%           3.41%          2.50%          3.00%
Ratios to Average Net Assets:
  Expenses (C) ........................             0.50%         0.50%           0.50%          0.50%          0.50%
  Net investment income ...............             4.71%         5.05%           3.43%          2.48%          3.06%
Portfolio Turnover Rate (D) ...........              N/A           N/A             N/A            N/A            N/A
Average Commission Rate Paid (E) ......              N/A
Net Assets, At End of Year ............       $8,854,016   $ 7,620,206     $ 7,494,743    $ 5,225,178     $ 4,212,869

(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) All related party fees have been waived for the period and all other expenses of the Fund have been assumed in part for 1996, 1995, 1994, 1993 and 1992 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.21% in 1996, 1.31% in 1995, 1.31% in 1994, 1.50% in 1993, and 2.38% in 1992,
    pursuant to the most restrictive state limitation.

(D) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

(E) During the year, the Fund held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid has not been calculated.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                                  Chubb Government Securities Fund
                                              -----------------------------------------------------------------------
                                                  Year          Year          Year           Year           Year
                                                 Ended         Ended          Ended          Ended          Ended
                                                December      December       December       December       December
                                                31, 1996      31, 1995       31, 1994       31, 1993       31, 1992
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, beginning of
  year ..................................     $ 10.780         $ 9.750      $  10.710       $  10.700      $  11.160

Income From Investment
 Operations
  Net investment income .................        0.623           0.636          0.607           0.770          0.766
  Net gains and
   losses on securities (both
   realized and unrealized)..............       (0.300)          1.030         (0.960)          0.199          0.021
                                          ------------    ------------    ------------    ------------   ------------
  Total from investment
   operations ...........................        0.323           1.666         (0.353)          0.969          0.787

Less Distributions to
 Shareholders
  Dividends from net
   investment income ....................       (0.623)         (0.636)        (0.607)         (0.770)        (0.766)
  Dividends in excess of
   net investment income
  Distributions from capital
   gains ................................                                                      (0.170)        (0.481)
  Distributions in excess of
   capital gains ........................                                                      (0.019)
  Returns of capital ....................
                                          ------------    ------------    ------------    ------------   ------------
  Total distributions ...................       (0.623)         (0.636)        (0.607)         (0.959)        (1.247)
                                          ------------    ------------    ------------    ------------   ------------
Net asset value, end of year ............     $ 10.480        $ 10.780      $   9.750       $  10.710       $ 10.700
                                          ============    ============    ============    ============   ============
Total Return (A) ........................         3.19%          17.50%         (3.34%)          9.29%          7.44%
Ratios to Average Net Assets:
  Expenses (B) ..........................         0.93%           1.00%          1.00%           1.00%          1.00%
  Net investment income .................         5.94            6.16%          5.96%           7.04%          6.94%
Portfolio Turnover Rate .................       140.94%         276.56%        113.36%         197.08%        310.29%
Average Commission Rate Paid (C) ........         N/A
Net Assets, At End of Year ..............  $12,818,450     $13,886,478    $12,534,640     $14,679,255     $7,392,150



(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1996, 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.60% in 1996, 1.70% in 1995, 1.71% in 1994, 1.89% in 1993 and 2.50% in 1992, pursuant to the most restrictive state limitation.

(C) During the year, the Fund held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid had not been calcluated.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:

                                                                      Chubb Total Return Fund
                                              -----------------------------------------------------------------------
                                                  Year          Year          Year           Year           Year
                                                 Ended         Ended          Ended          Ended          Ended
                                                December      December       December       December       December
                                                31, 1996      31, 1995       31, 1994       31, 1993       31, 1992
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, beginning of
  year ..................................  $    15.960       $ 13.230        $ 15.010       $13.890        $13.850

Income From Investment
 Operations
  Net investment income .................        0.370          0.373           0.373         0.405          0.382
  Net gains and
   losses on securities (both
   realized and unrealized) .............        2.321          3.586          (0.994)        1.529          0.577
                                           -----------      ---------        --------       -------        -------
  Total from investment
   operations ...........................        2.691          3.959          (0.621)        1.934          0.959
Less Distributions to
 Shareholders
  Dividends from net
   investment income ....................       (0.370)        (0.373)         (0.373)       (0.405)        (0.382)
  Dividends in excess of
   net investment income
  Distributions from capital
   gains ................................       (0.871)        (0.692)         (0.786)       (0.409)        (0.537)
  Distributions in excess of
   capital gains ........................                      (0.164)
  Returns of capital ....................
                                           -----------      ---------        --------       -------        -------
  Total distributions ...................       (1.241)        (1.229)         (1.159)       (0.814)        (0.919)
                                           -----------      ---------        --------       -------        -------
Net asset value, end of year ............  $    17.410       $ 15.960        $ 13.230       $15.010       $ 13.890
                                           ===========      =========        ========       =======       ========
Total Return (A) ........................        17.04%         30.13%          (4.21%)       14.03%          7.11%
Ratios to Average Net Assets:
  Expenses (B) ..........................         1.08%          1.08%           1.00%         1.00%          1.00%
  Net investment income .................         2.26%          2.45%           2.66%         2.83%          2.97%
Portfolio Turnover Rate .................        27.01%         57.62%          37.53%        66.15%         73.89%
Average Commission Rate Paid ............  $    0.0700
Net Assets, At End of Year ..............  $31,064,099    $22,171,326     $16,431,195   $14,360,086    $10,000,441

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1996, 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.59% in 1996, 1.70% in 1995, 1.73% in 1994, 1.93% in 1993, and 2.41% in 1992, pursuant to the most restrictive state limitation.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)

For a share outstanding throughout the year:

                                                                      Chubb Tax-Exempt Fund
                                              -----------------------------------------------------------------------
                                                  Year          Year          Year           Year           Year
                                                 Ended         Ended          Ended          Ended          Ended
                                                December      December       December       December       December
                                                31, 1996      31, 1995       31, 1994       31, 1993       31, 1992
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, beginning of
  year ..................................     $  12.330      $  11.220       $  12.580      $  11.740      $ 11.380

Income From Investment
 Operations
  Net investment income .................         0.611          0.621           0.618          0.583         0.619
  Net gains and
   losses on securities (both
   realized and unrealized)..............        (0.137)         1.132          (1.360)         0.850         0.401
                                              ---------      ---------       ---------      ---------      --------
  Total from investment
   operations ...........................         0.474          1.753          (0.742)         1.433         1.020
Less Distributions to
 Shareholders
  Dividends from net
   investment income ....................        (0.611)        (0.621)         (0.618)        (0.583)       (0.619)
  Dividends in excess of
   net investment income ................
  Distributions from capital
   gains ................................        (0.043)        (0.010)                        (0.004)       (0.041)
  Distributions in excess of
   capital gains ........................                       (0.012)                        (0.006)
  Returns of capital ....................
                                              ---------      ---------       ---------      ---------      --------
  Total distributions ...................        (0.654)        (0.643)         (0.618)        (0.593)       (0.660)
                                              ---------      ---------       ---------      ---------      --------
Net asset value, end of year ............     $  12.150     $   12.330      $   11.220     $   12.580     $  11.740
                                              =========      =========       =========      =========      ========
Total Return (A) ........................          4.00%         15.88%          (5.97%)        12.42%         9.19%
Ratios to Average Net Assets:
  Expenses (B) ..........................          0.98%          1.00%           1.00%          1.00%         1.00%
  Net investment income .................          5.00%          5.20%           5.21%          4.81%         5.40%
Portfolio Turnover Rate .................         16.29%          7.39%           8.37%          1.55%        17.11%
Average Commission Rate Paid (C) ........           N/A
Net Assets, At End of Year ..............   $15,061,382    $15,259,349     $13,973,939    $16,406,372   $  9,250,893


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1996, 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.65% for 1996, 1.79% in 1995, 1.80% in 1994, 1.97% in 1993, and 2.42% in 1992, pursuant to the most restrictive state limitation.

(C) During the year, the Fund held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid had not been calcluated.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the year:


                                                                   Chubb Growth and Income Fund
                                              -----------------------------------------------------------------------
                                                  Year          Year          Year           Year           Year
                                                 Ended         Ended          Ended          Ended          Ended
                                                December      December       December       December       December
                                                31, 1996      31, 1995       31, 1994       31, 1993       31, 1992
                                              ----------    ----------      ----------     ----------     ----------
Net asset value, beginning of
  year ..................................     $ 18.580       $ 14.770        $ 16.700       $15.140        $14.830

Income From Investment
 Operations
  Net investment income .................        0.250          0.204           0.247         0.277          0.214
  Net gains and
   losses on securities (both
   realized and unrealized) .............        3.931          5.042         (0.954)         2.039          0.794
                                              --------       --------       --------       --------       --------
  Total from investment
   operations ...........................        4.181          5.246         (0.707)         2.316          1.008
Less Distributions to
 Shareholders
  Dividends from net
   investment income ....................       (0.250)        (0.204)        (0.247)        (0.277)        (0.214)
  Dividends in excess of
   net investment income
  Distributions from capital
   gains ................................       (1.471)        (0.885)        (0.976)        (0.479)        (0.484)
  Distributions in excess of
   capital gains ........................                      (0.346)
  Returns of capital ....................                      (0.001)
                                              --------       --------       --------       --------       --------
  Total distributions ...................       (1.721)        (1.436)        (1.223)        (0.756)        (0.698)
                                              --------       --------       --------       --------       --------
Net asset value, end of year ............     $ 21.040     $   18.580     $   14.770       $ 16.700      $  15.140
                                              ========       ========       ========       ========       ========
Total Return (A) ........................        22.50%         35.52%         (4.26%)        15.29%          6.84%
Ratios to Average Net Assets:
  Expenses (B) ..........................         1.06%          1.08%          1.00%          1.00%          1.00%
  Net investment income .................         1.29%          1.20%          1.66%          2.04%          1.82%
Portfolio Turnover Rate .................        44.50%         37.59%         46.17%         81.96%         87.87%
Average Commission Rate Paid ............  $    0.0700
Net Assets, At End of Year ..............  $40,281,849    $29,144,161    $18,679,228    $14,885,337    $ 9,457,836

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) A portion of all related party fees of the Fund have been waived for 1996, 1995, 1994 and 1993. All related party fees have been waived and all other expenses of the Fund have been assumed in part for 1992 by Chubb Life. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.58% for 1996, 1.69% in 1995, 1.71% in 1994, 1.92% in 1993 and 2.50% in 1992, pursuant to the most restrictive state limitation.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:


                                           Chubb Capital Appreciation Fund
                                       ---------------------------------------
                                                                Period From
                                          Year                  September 1,
                                         Ended                 1995 through
                                        December                  December
                                        31, 1996                  31, 1995
                                       -------------          ----------------
Net asset value, beginning of
  period ..........................      $ 10.400                $ 10.000

Income From Investment
 Operations
  Net investment income ...........         0.067                   0.037
  Net gains and
   losses on securities (both
   realized and unrealized)........         2.796                   0.422
                                     ------------            ------------
  Total from investment
   operations .....................         2.863                   0.459
Less Distributions to
 Shareholders
  Dividends from net
   investment income ..............        (0.067)                 (0.037)
  Dividends in excess of
   net investment income ..........
  Distributions from capital
   gains ..........................        (0.206)                 (0.022)
  Distributions in excess of
   capital gains
  Returns of capital ..............
                                     ------------            ------------
  Total distributions .............        (0.273)                 (0.059)
                                     ------------            ------------
Net asset value, end of period ....      $ 12.990              $   10.400
                                     ============            ============
Total Return (A) ..................         27.53%                   4.60% (C)
Ratios to Average Net Assets:
  Expenses (B) ....................          1.13%                   1.25% (C)
  Net investment income ...........          0.86%                   1.38% (C)
Portfolio Turnover Rate ...........         41.97%                   2.73%
Average Commission Rate Paid ......   $    0.0700
Net Assets, At End of Period ......   $ 6,440,571             $ 1,596,254


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(B) A portion of all related party fees of the Fund have been waived, and a portion of other expenses of the Fund have been assumed for 1996 and 1995. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.81% in 1996 and 2.50% in 1995, pursuant to the most restrictive state limitation.

(C) Per share data and ratios calculated on an annualized basis.


                       See notes to financial statements.

CHUBB INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS-(Continued)
For a share outstanding throughout the period:


                                              Chubb Global Income Fund
                                        -------------------------------------
                                                                 Period From
                                          Year                   September 1,
                                          Ended                  1995 through
                                         December                  December
                                         31, 1996                  31, 1995
                                        -----------            ---------------
Net asset value, beginning of
  period ..........................       $ 10.210                $ 10.000

Income From Investment
 Operations
  Net investment income ...........          0.551                   0.116
  Net gains and
   losses on securities (both
   realized and unrealized) .......          0.030                   0.210
                                        ----------               ---------
  Total from investment
   operations .....................          0.581                   0.326
Less Distributions to
 Shareholders
  Dividends from net
   investment income ..............         (0.485)                 (0.116)
  Dividends in excess of
   net investment income ..........         (0.066)
  Distributions from capital
   gains ..........................
  Distributions in excess of
   capital gains ..................
  Returns of capital ..............
                                        ----------               ---------
  Total distributions  .............        (0.551)                 (0.116)
                                        ----------               ---------
Net asset value, end of period .....      $ 10.240              $   10.210
                                        ==========               =========
Total Return (A) ...................          5.95%                   3.27% (D)
Ratios to Average Net Assets:
  Expenses (B) .....................          1.23%                   1.75% (D)
  Net investment income ............          5.49%                   4.48% (D)
Portfolio Turnover Rate ............         80.70%                  14.16%
Average Commission Rate Paid (C) ...           N/A
Net Assets, At End of Period .......   $12,226,878             $10,705,562

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(B) A portion of all related party fees of the Fund have been waived, and a portion of other expenses of the Fund have been assumed for 1996 and 1995. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.68% in 1996 and 2.14% in 1995, pursuant to the most restrictive state limitation.

(C) During the year, the Fund held less than 10% of the value of its average net assets in equity securities. Therefore, the Average Commission Rate Paid had not been calcluated.

(D) Per share data and ratios calculated on an annualized basis.


                       See notes to financial statements.

                         Report of Independent Auditors

To the Board of Directors and Shareholders
Chubb Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Chubb Investment Funds, Inc. (the "Funds", comprising, respectively, the Chubb Money Market Fund, Chubb Government Securities Fund, Chubb Total Return Fund, Chubb Tax-Exempt Fund, Chubb Growth and Income Fund, Chubb Capital Appreciation Fund, and Chubb Global Income Fund), including the related schedules of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for all Funds, except Chubb Capital Appreciation Fund and Chubb Global Income Fund, for which the statement of changes in net assets and the financial highlights are for the year ended December 31, 1996 and for the period from September 1, 1995 (Commencement of Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Chubb Investment Funds, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 14, 1997

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

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

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

[INSIDE BACK COVER]















This annual report has been prepared for shareholders of the Chubb Investment Funds. It must be preceded or accompanied by a prospectus if used for prospecting purposes. Always read the prospectus carefully before investing or sending money.



                                  [CHUBB LOGO]
                          CHUBB INVESTMENT FUNDS, INC.
                  Distributed by Chubb Securities Corporation
                One Granite Place, Concord, New Hampshire 03301
                                 1-800-452-4822

[BACK COVER]


Chubb                                                            ---------------
Investment                                                          BULK RATE
FUNDS                                                            US POSTAGE PAID
One Granite Place                                                 PERMIT NO. 9
PO Box 515                                                         BOSTON, MA
Concord, NH 03301                                                ---------------

Form 3-5914 Ed. 2/97